                     PLASTI-LINE, INC./SHEET METAL WORKERS
                                LOCAL UNION 555
                       RETIREMENT SAVINGS PLAN AND TRUST

                        Effective as of January 1, 1996

                     PLASTI-LINE, INC./SHEET METAL WORKERS
                                LOCAL UNION 555
                       RETIREMENT SAVINGS PLAN AND TRUST

                        EFFECTIVE AS OF JANUARY 1, 1996

                                    CONTENTS

 ARTICLE 1 -- INTRODUCTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1

         1.01 Establishment of Plan . . . . . . . . . . . . . . . . . . . . . . . .          1
         1.02 Purpose . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1

 ARTICLE 2 -- DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2

         2.01 Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2
         2.02 Act or Erisa  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2
         2.03 Adjustment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2
         2.04 Affiliate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2
         2.05 Authorized Leave of Absence . . . . . . . . . . . . . . . . . . . . .          2
         2.06 Beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2
         2.07 Board . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3
         2.08 Break in Service  . . . . . . . . . . . . . . . . . . . . . . . . . .          3
         2.09 Code  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3
         2.10 Collective Bargaining Agreement . . . . . . . . . . . . . . . . . . .          3
         2.11 Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3
         2.12 Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3
         2.13 Disability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4
         2.14 Distribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5
         2.15 Effective Date  . . . . . . . . . . . . . . . . . . . . . . . . . . .          5
         2.16 Eligible Employee . . . . . . . . . . . . . . . . . . . . . . . . . .          5
         2.17 Employee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5
         2.18 Employer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5
         2.19 Employer Contribution . . . . . . . . . . . . . . . . . . . . . . . .          5
         2.20 Employer Contribution Account . . . . . . . . . . . . . . . . . . . .          5
         2.21 Employment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5
         2.22 Entry Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5
         2.23 Family Member . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6
         2.24 Fiduciary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6
         2.25 Former Participant  . . . . . . . . . . . . . . . . . . . . . . . . .          6
         2.26 Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6
         2.27 Highly Compensated Employee . . . . . . . . . . . . . . . . . . . . .          6
         2.28 Hour of Service . . . . . . . . . . . . . . . . . . . . . . . . . . .          6
         2.29 Investment Fund . . . . . . . . . . . . . . . . . . . . . . . . . . .          7
         2.30 Joint Administrative Committee  . . . . . . . . . . . . . . . . . . .          7
         2.31 Non-Highly Compensated Employee . . . . . . . . . . . . . . . . . . .          9





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




         2.32 Normal Retirement Date  . . . . . . . . . . . . . . . . . . . . . . .          9
         2.33 Participant . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9
         2.34 Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9
         2.35 Plan Administrator or Administrator . . . . . . . . . . . . . . . . .          9
         2.36 Plan Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9
         2.37 Pre-Tax Contribution  . . . . . . . . . . . . . . . . . . . . . . . .          9
         2.38 Pre-Tax Contribution Account  . . . . . . . . . . . . . . . . . . . .          9
         2.39 Qualified . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9
         2.40 Retirement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9
         2.41 Rollover Account  . . . . . . . . . . . . . . . . . . . . . . . . . .          9
         2.42 Spouse  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          9
         2.43 Termination of Employment . . . . . . . . . . . . . . . . . . . . . .         10
         2.44 Treasury Regulation . . . . . . . . . . . . . . . . . . . . . . . . .         10
         2.45 Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10
         2.46 Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10
         2.47 Union . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10
         2.48 Valuation Date  . . . . . . . . . . . . . . . . . . . . . . . . . . .         10
         2.49 Year of Service . . . . . . . . . . . . . . . . . . . . . . . . . . .         10

 ARTICLE 3 -- PARTICIPATION . . . . . . . . . . . . . . . . . . . . . . . . . . . .         12

         3.01 Commencement of Participation . . . . . . . . . . . . . . . . . . . .         12
         3.02 Notice of Eligibility . . . . . . . . . . . . . . . . . . . . . . . .         12
         3.03 Election to Make Pre-Tax Contributions  . . . . . . . . . . . . . . .         12
         3.04 Participation and Rehire  . . . . . . . . . . . . . . . . . . . . . .         12
         3.05 Not Contract for Employment . . . . . . . . . . . . . . . . . . . . .         13

 ARTICLE 4 -- CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . .         14

         4.01 Pre-Tax Contributions . . . . . . . . . . . . . . . . . . . . . . . .         14
         4.02 Elections Regarding Pre-Tax Contributions . . . . . . . . . . . . . .         14
         4.03 Change in Employee Contribution Election or Suspension of Contributions       15
         4.04 Deadline for Contribution And Allocation of Pre-Tax Contributions . .         16
         4.05 Employer Contributions  . . . . . . . . . . . . . . . . . . . . . . .         16
         4.06 Rollover Contributions  . . . . . . . . . . . . . . . . . . . . . . .         17
         4.07 Forfeitures . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         17
         4.08 Form and Timing of Contributions  . . . . . . . . . . . . . . . . . .         17

 ARTICLE 5 -- ACCOUNTS AND ALLOCATIONS  . . . . . . . . . . . . . . . . . . . . . .         19

         5.01 Participant Accounts  . . . . . . . . . . . . . . . . . . . . . . . .         19
         5.02 Valuation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20
         5.03 Plan Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20
         5.04 Directed Investments  . . . . . . . . . . . . . . . . . . . . . . . .         20
         5.05 Errors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         20





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                                      124

ARTICLE 6 -- VESTING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         22

        6.01 Retirement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         22
        6.02 Death or Disability . . . . . . . . . . . . . . . . . . . . . . . . .         22
        6.03 Termination of Employment . . . . . . . . . . . . . . . . . . . . . .         22
        6.04 Vesting Schedule  . . . . . . . . . . . . . . . . . . . . . . . . . .         22
        6.05 Break in Service  . . . . . . . . . . . . . . . . . . . . . . . . . .         22

ARTICLE 7 -- DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . .         24

        7.01 Termination of Employment . . . . . . . . . . . . . . . . . . . . . .         24
        7.02 Death . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         24
        7.03 Consent of Participant  . . . . . . . . . . . . . . . . . . . . . . .         24
        7.04 Designation of a Beneficiary  . . . . . . . . . . . . . . . . . . . .         24
        7.05 Hardship Withdrawals  . . . . . . . . . . . . . . . . . . . . . . . .         24
        7.06 Joint Administrative Committee Guidelines . . . . . . . . . . . . . .         25
        7.07 Method of Distribution  . . . . . . . . . . . . . . . . . . . . . . .         25
        7.08 Payment to Minors and Incapacitated Persons . . . . . . . . . . . . .         25
        7.09 Application for Benefits  . . . . . . . . . . . . . . . . . . . . . .         25
        7.10 Special Distribution Rules  . . . . . . . . . . . . . . . . . . . . .         25
        7.11 Distributions Pursuant to Qualified Domestic Relations Orders . . . .         26
        7.12 Direct Rollovers  . . . . . . . . . . . . . . . . . . . . . . . . . .         26

ARTICLE 8 -- IN-SERVICE WITHDRAWALS  . . . . . . . . . . . . . . . . . . . . . . .         28

        8.01 Hardship Withdrawals  . . . . . . . . . . . . . . . . . . . . . . . .         28
        8.02 Definition of Hardship  . . . . . . . . . . . . . . . . . . . . . . .         28
        8.03 Maximum Hardship Distribution . . . . . . . . . . . . . . . . . . . .         28
        8.04 Procedure to Request Hardship . . . . . . . . . . . . . . . . . . . .         29

ARTICLE 9 -- ADMINISTRATION OF THE PLAN  . . . . . . . . . . . . . . . . . . . . .         30

        9.01 Named Fiduciaries . . . . . . . . . . . . . . . . . . . . . . . . . .         30
        9.02 Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         30
        9.03 Administrative Duties of the Joint Administrative Committee . . . . .         30
        9.04 Standard of Fiduciary Duty  . . . . . . . . . . . . . . . . . . . . .         32
        9.05 Claims Procedure  . . . . . . . . . . . . . . . . . . . . . . . . . .         32
        9.06 Indemnification of Joint Administrative Committee . . . . . . . . . .         33

ARTICLE 10 -- AMENDMENT AND TERMINATION  . . . . . . . . . . . . . . . . . . . . .         34

        10.01 Right to Amend . . . . . . . . . . . . . . . . . . . . . . . . . . .         34
        10.03 IRS Approval of Termination  . . . . . . . . . . . . . . . . . . . .         35

ARTICLE 11 -- SPECIAL DISCRIMINATION RULES . . . . . . . . . . . . . . . . . . . .         36

        11.01 In General . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         36
        11.02 $7,000 Limit on Pre-Tax Contributions  . . . . . . . . . . . . . . .         37
        11.03 Average Actual Deferral Percentage . . . . . . . . . . . . . . . . .         38





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                                     125

        11.04 Special Rules for Determining Average Actual Deferral Percentage . .         39
        11.05 Distribution of Excess ADP Deferrals . . . . . . . . . . . . . . . .         40
        11.06 Order of Applying Certain Sections of Article  . . . . . . . . . . .         41

ARTICLE 12 -- HIGHLY COMPENSATED EMPLOYEES . . . . . . . . . . . . . . . . . . . .         42

        12.01 In General . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         42
        12.02 Highly Compensated Employees . . . . . . . . . . . . . . . . . . . .         42
        12.03 Former Highly Compensated Employee . . . . . . . . . . . . . . . . .         43
        12.04 Family Aggregation Rules . . . . . . . . . . . . . . . . . . . . . .         43
        12.05 Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . .         44
        12.06 Other Methods Permissible  . . . . . . . . . . . . . . . . . . . . .         46

ARTICLE 13 -- MAXIMUM BENEFITS . . . . . . . . . . . . . . . . . . . . . . . . . .         47

        13.01 General Rule . . . . . . . . . . . . . . . . . . . . . . . . . . . .         47
        13.02 Combined Plan Limitation . . . . . . . . . . . . . . . . . . . . . .         49
        13.03 Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . .         49

ARTICLE 14 -- TRUST FUND AND TRUSTEE . . . . . . . . . . . . . . . . . . . . . . .         52

        14.01 General Nature of Trustee's Responsibilities  . . . . . . . . . . .         52
        14.02 Investment Powers  . . . . . . . . . . . . . . . . . . . . . . . . .         52
        14.03 Valuation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         54
        14.04 Other Powers . . . . . . . . . . . . . . . . . . . . . . . . . . . .         54
        14.05 Prohibited Transaction . . . . . . . . . . . . . . . . . . . . . . .         56
        14.06 Administration of the Plan, Payments of Benefits, Reliance on Committee      56
        14.07 Directing the Trustee  . . . . . . . . . . . . . . . . . . . . . . .         57
        14.08 Records and Reports  . . . . . . . . . . . . . . . . . . . . . . . .         57
        14.09 Notification to Trustee  . . . . . . . . . . . . . . . . . . . . . .         58
        14.10 Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         59
        14.11 Trustee's Tenure and Succession  . . . . . . . . . . . . . . . . . .         59
        14.12 Successor Trustee  . . . . . . . . . . . . . . . . . . . . . . . . .         60
        14.13 Bond and Security  . . . . . . . . . . . . . . . . . . . . . . . . .         60
        14.14 Commingling  . . . . . . . . . . . . . . . . . . . . . . . . . . . .         60

ARTICLE 15 -- MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . .         62

        15.01 Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         62
        15.02 Action by Employer; Union  . . . . . . . . . . . . . . . . . . . . .         62
        15.03 Spendthrift Clause . . . . . . . . . . . . . . . . . . . . . . . . .         62
        15.04 Distributions Upon Special Occurrences . . . . . . . . . . . . . . .         62
        15.05 Discrimination . . . . . . . . . . . . . . . . . . . . . . . . . . .         63
        15.06 Release  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         63
        15.07 Compliance with Applicable Laws  . . . . . . . . . . . . . . . . . .         63
        15.08 Agents for Service of Process  . . . . . . . . . . . . . . . . . . .         63





                                    - iv -


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




         15.09 Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         63
         15.10 Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . .         63
         15.11 Protected Benefits . . . . . . . . . . . . . . . . . . . . . . . . .         64
         15.12 Location of Participant or Beneficiary Unknown . . . . . . . . . . .         64

 APPENDIX A -- EMPLOYER CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . .         66





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

                         PLASTI-LINE, INC./SHEET METAL
                            WORKERS LOCAL UNION 555
                       RETIREMENT SAVINGS PLAN AND TRUST

                        EFFECTIVE AS OF JANUARY 1, 1996

                                   ARTICLE 1

                                  INTRODUCTION


1.01 Establishment of Plan. Plasti-Line, Inc. (the "Company") and Sheet Metal Workers Local Union 555 (the "Union"), having determined that it is in the best interests of the Company's hourly employees who are covered by the collective bargaining agreement by and between the Union and the Company to provide a qualified salary deferral plan for the exclusive benefit of such employees, hereby establish a profit sharing and 401(k) plan as set forth in its entirety in this document, which shall be known as the Plasti-Line, Inc./Sheet Metal Workers Local Union 555 Retirement Savings Plan and Trust (the "Plan"). The Plan has been established and shall be maintained in such manner as to meet the requirements of Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended and the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

1.02 Purpose. This Plan is intended to qualify as a profit sharing plan under Code Section 401(a) and to provide a cash or deferred arrangement under Code Sections 401(a) and 401(k). Under the Plan, Participants can direct that a specified percentage of the amount that otherwise would have been paid to them as Compensation be contributed by the Employer to the Plan. The benefits described in the Plan are provided for the exclusive benefit of the Participants and their Beneficiaries.

                                   ARTICLE 2

                                  DEFINITIONS

Certain terms of this Plan have defined meanings which are set forth in this Article and which shall govern unless the context in which they are used clearly indicates that some other meaning is intended.

2.01 Account shall mean the Account established and maintained by the Joint Administrative Committee or Trustee for each Participant or their Beneficiaries to which shall be allocated each Participant's interest in the Fund. Each Account shall be comprised of the sub-accounts described in Section 5.01.

2.02 Act or ERISA shall mean Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as amended from time to time.

2.03 Adjustment shall mean, for any Valuation Date, the aggregate earnings, realized or unrealized appreciation, losses, expenses, and realized or unrealized depreciation of the Fund since the immediately preceding Valuation Date. The determination of the adjustment shall be made by the Trustee and shall be final and binding.

2.04 Affiliate shall mean the Company and any corporation which is a member of a controlled group of corporations (as defined in Code
          Section 414(b)) which includes the Company; any trade or business which is under common control (as defined in Code Section 414(c)) with the Company; any organization which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under Code Section 414(o).

2.05 Authorized Leave of Absence shall mean any absence authorized by the Employer under the provisions of the Collective Bargaining Agreement in force at the time the Authorized Leave of Absence begins, provided that all persons under similar circumstances must be treated alike in the granting of such Authorized Leaves of Absence.


2.06      Beneficiary.

          (a) Unmarried Participants. For unmarried Participants, any individual(s), trust(s), estate(s), partnership(s), corporation(s) or other entity or entities designated by the Participant in accordance with procedures established by the Joint Administrative Committee to receive any distribution to which the Participant is entitled under the Plan in the event of the Participant's death. The Joint Administrative Committee may require certification by a Participant in any form it deems appropriate of the Participant's marital status prior to accepting or honoring any Beneficiary designation. Any Beneficiary designation shall be void if the Participant revokes the designation or marries. Any Beneficiary designation shall be void to the extent it conflicts with the terms of a qualified domestic relations order.

          If an unmarried Participant fails to designate a Beneficiary or if the designated Beneficiary fails to survive the Participant and the Participant has not designated a contingent Beneficiary, the Beneficiary shall be the Participant's estate.

          (b) Married Participants. A married Participant's Beneficiary shall be his Spouse at the time of his death unless the Participant has designated a non-spouse Beneficiary (or Beneficiaries) with the written consent of his Spouse given in the presence of a notary public on a form provided by the Joint Administrative Committee, or unless the terms of a qualified domestic relations order require payment to a non-spouse Beneficiary. A married Participant's designation of a non-spouse Beneficiary in accordance with the preceding sentence shall remain valid until revoked by the Participant or until the Participant marries a Spouse who has not consented to a designation in accordance with the preceding sentence.

          For the purposes of this Section, revocation of prior Beneficiary designations will occur when a Participant (i) files a valid designation with the Joint Administrative Committee; or (ii) files a signed statement with the Joint Administrative Committee evidencing his intent to revoke any prior designations.

2.07      Board shall mean the Board of Directors of the Company.

2.08 Break in Service shall mean a period of five consecutive One-Year Breaks in Service. "One-Year Break in Service" means any Plan Year in which an Employee accrues 500 or fewer Hours of Employment. A period of an Authorized Leave of Absence shall not result in a Break in Service if employment is resumed immediately upon expiration of such period.

2.09      Code shall mean the Internal Revenue Code of l986, as amended.

2.10 Collective Bargaining Agreement shall mean the Agreement, as amended from time to time, which is in force between the Union and Plasti-Line, Inc.

2.11 Company shall mean Plasti-Line, Inc. and its successors and assigns which adopt this Plan.

2.12 Compensation shall mean (except as provided below), for any Plan Year, all payments for services as reported on the Participant's Federal Income Tax Withholding Statement Form W-2, including, but not limited to, a Participant's regular salary (including salary deferrals under a Code Section 401(k) plan or Code Section 125 cafeteria plan but excluding all other salary deferrals), wages and commissions paid within such Plan Year, and overtime, but excluding contributions made by the Employer on behalf of the Participant under this Plan or any other fringe benefit program of the Employer, awards, perquisites, dues and severance. Compensation shall include perquisites (other than relocation and moving expenses) and dues. Compensation shall exclude vacation pay paid as a lump sum and all bonuses.

          In addition to the other applicable limitations set forth in the Plan, and notwithstanding any other provisions of the Plan to the contrary, the annual compensation of each employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding twelve (12) months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than twelve (12) months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12. Any reference in this Plan to the limitation under Code Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

          Notwithstanding the general definition of Compensation set forth above, this Plan shall use a special definition of Compensation for the purposes set forth below:

                   (1) See Section 10.01 for the definition of Compensation used for complying with the requirements of Code
                           Section 401(a) (discrimination testing).

                   (2) See Section 11.05 for the definition of Compensation used for complying with the requirements of Code
                           Section 414(q) (highly compensated employees).

                   (3) See Section 12.03(c) for the definition of Compensation used for complying with the requirements of Code Section 415 (annual limitations on benefits).

2.13 Disability shall mean a physical or mental condition which totally and presumably permanently prevents a Participant from engaging in any substantially gainful activity, based on a medical examination by a qualified physician or clinic satisfactory to the Joint Administrative Committee. If requested by the Joint Administrative Committee, a Participant must submit to a medical examination by





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

         a physician selected by the Joint Administrative Committee as part of the Joint Administrative Committee's determination of the Participant's Disability status.

2.14 Distribution shall mean payment by the Trustee to or for the benefit of a Participant, Spouse, Beneficiary or other person entitled to benefits as provided in this Plan.

2.15     Effective Date shall mean January 1, 1996.

2.16     Eligible Employee  shall mean an Employee who has completed ninety
         (90) days of Employment.

2.17 Employee shall mean any person who, on or after the Effective Date, is covered by the Collective Bargaining Agreement and is receiving remuneration for personal services rendered to the Employer (or would be receiving such remuneration except for an Authorized Leave of Absence). "Employee" shall specifically exclude the following:


                  (i)     Supervisory Employees as defined in the
                          National Labor Relations Act, as amended,

                  (ii)    Office and Clerical Employees,

                  (iii)   Professional Employees, and

                  (iv)    Guards and Watchmen.

2.18      Employer shall mean the Company and any Affiliate.

2.19 Employer Contribution shall mean contributions made to the Plan by the Employer pursuant to Section 4.05.

2.20 Employer Contribution Account shall mean that portion of a Participant's Account attributable to Employer Contributions, and the total of the Adjustments which have been made or credited to or deducted from a Participant's Account with respect to Employer Contributions.

2.21 Employment shall mean the active service of an Employee with the Employer.

2.22      Entry Date shall have the following meanings:

          (a) For purposes of becoming eligible for Pre-Tax Contributions, the initial Entry Date is February 5, 1996. Thereafter, the Entry Date is the first day of any payroll period.





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

          (b) For purposes of becoming eligible for an Employer Contribution, the first day of the payroll period coincident with or immediately following the date the Employee first becomes an Eligible Employee.

2.23      Family Member shall have that meaning as defined in Section 12.04(b).

2.24 Fiduciary shall mean the Employer and the Joint Administrative Committee, but only with respect to the specific responsibilities of each for Plan and Trust.

2.25      Former Participant shall have that meaning as defined in Section
          3.04.

2.26 Fund shall mean the money and other properties held and administered by the Trustee in accordance with the Plan.

2.27      Highly Compensated Employee shall have that meaning as defined in
          Article 12.

2.28      Hour of Employment shall mean:

                   (a) Each hour for which a Participant is paid, or entitled to payment, by the Employer for the performance of duties for an Employer during the Plan Year;

                   (b) Each hour for which an Employee is paid, or entitled to payment, by an Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence; and

                   (c) Each hour for which back pay irrespective of mitigation of damages, is either awarded or agreed to by an Employer;

                   (d) Each hour for which an Employee is on a Maternity/Paternity Leave. Hours credited under this paragraph shall be credited at the rate of 10 hours per day, 45 hours per week but shall not, in the aggregate, exceed the number of hours required to prevent the Employee from incurring a Break in Service under Code
          Section 410(a)(5) (a maximum of 501 hours) during the first Plan Year in which a Break in Service would otherwise occur.

                   (e)     Notwithstanding the foregoing:

                           (i) The same Hour of Employment shall not be credited under both subparagraph (a) or (b) above, as the case may be, and under subparagraph (iii) above or under subparagraphs (a) - (c) above, as the case may be, and under subparagraph (d) above;





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

                           (ii) No more than 501 Hours of Employment shall be credited under subparagraph (b) above to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single Plan Year);

                           (iii) An hour is not required to be credited under subparagraph (b) above if the payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, unemployment compensation or disability insurance law; and

                           (iv) Hours of Employment shall not be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

                   (f) For purposes of determining Hours of Employment and for purposes of determining to which Plan Year Hours of Employment shall be credited, the rules set forth in Department of Labor Regulations Section 2530.200b-2(b) and (c) and other applicable regulations issued by the Department of Labor shall be followed, and such rules are incorporated herein by reference.

                   (g) The term "Maternity/Paternity Leave" shall mean the Employee's cessation of employment with the Employer on account of
          (i) the pregnancy of the Employee, (ii) birth of a child of the Employee, (iii) placement of a child with the Employee in connection with the adoption of the child by the Employee, or (iv) caring for a child referred to in paragraphs (i) through (iii) immediately following birth or placement.

2.29 Investment Fund shall mean the separate funds under the Fund which are distinguished by their investment objectives.

2.30 Joint Administrative Committee shall mean the group of representatives that administers the Plan. The Joint Administrative Committee shall consist of up to six (6) members. Up to three (3) members shall be selected by and serve at the pleasure of the Union and up to three (3) members shall be selected by and serve at the pleasure of the Board. All members of the Joint Administrative Committee shall serve as such without compensation. The Board and the Union shall have the right to remove any of its members of the Joint Administrative Committee at any time, with or without cause. Any Joint Administrative Committee member may resign at any time by written notice to the Joint Administrative Committee, the Board and the Union. If a vacancy in the Joint Administrative Committee should occur, a successor shall be appointed by the entity for whom the
          member served.   The term "Joint Administrative Committee" shall be
          interchangeable with "Plan Administrator."





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                                     134

          The Joint Administrative Committee shall appoint a Chairman and a Secretary from among its members. All resolutions, determinations and other actions shall be by unanimous written consent or by a majority vote of all members of the Joint Administrative Committee during any meeting. The Joint Administrative Committee may appoint such agents, who need not be members of the Joint Administrative Committee, as it deems necessary for the effective performance of its duties, and may delegate to such agents such powers and duties, whether ministerial or discretionary, as the Joint Administrative Committee deems expedient or appropriate. The compensation of such agents shall be fixed by the Joint Administrative Committee; provided, however, that in no event shall compensation be paid if such payment violates the provisions of Section 408 of the Act and is not exempted from such prohibitions by Section 408 of the Act.

          Each member of the Joint Administrative Committee shall have one vote on all matters, and concurrence of a majority of the members of the Joint Administrative Committee present and voting shall be required for any action taken at a meeting; provided, however, that no action may be taken at a meeting on any matter unless there is a quorum of two (2) members of the Joint Administrative Committee appointed by the Union ("Union Member") and two (2) members of the Joint Administrative Committee appointed by the Company ("Company Member") present at the meeting; and, provided further, that when the number of members of the Joint Administrative Committee present is not equal as between Company and Union Members, there shall be a like number of votes cast by both Union and Company Members of the Joint Administrative Committee.

          Where the failure of the Company or Union to appoint a successor member of the Joint Administrative Committee results in a situation in which the number of Members of the Joint Administrative Committee then in office constitutes less than a quorum, the remaining Members of the Joint Administrative Committee may act on the basis of equal representation by Company and Union Members of the Joint Administrative Committee.

          If the Joint Administrative Committee is unable to reach a resolution of any issue or dispute, the matter shall remain open to be discussed at future meetings of the Joint Administrative Committee until such matter is finally resolved. However, after failing to resolve any issue or dispute after two meetings, any three members of the Joint Administrative Committee may vote to refer the matter to arbitration or such other procedure as agreed to by the Joint Administrative Committee. If the matter is referred to arbitration, the Joint Administrative Committee shall follow the arbitration procedure set forth in the collective bargaining agreement by and between the Company and the Union (including the allocation of arbitration expenses between the parties).





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

2.31 Non-highly Compensated Employee shall mean an Employee of the Employer who is neither a Highly Compensated Employee nor a Family Member of a Highly Compensated Employee.

2.32 Normal Retirement Date shall mean the date a Participant attains age fifty-five (55).

2.33 Participant shall mean an Employee who becomes eligible to participate in the Plan as provided in Article 3.

2.34 Plan shall mean the Plasti-Line, Inc./Sheet Metal Workers Local Union 555 Retirement Savings Plan and Trust as set forth in this document, together with any subsequent amendments hereto.

2.35 Plan Administrator or Administrator shall mean the Joint Administrative Committee established to administer the Plan.

2.36 Plan Year shall mean the twelve-month period from each January 1 through the following December 31.

2.37 Pre-Tax Contribution shall mean contributions made to the Plan during the Plan Year by the Employer, at the election of the Participant, in lieu of cash compensation and that are made pursuant to a salary reduction agreement. Such contributions are nonforfeitable when made and distributable only as specified in Article 7.

2.38 Pre-Tax Contribution Account shall mean the portion of a Participant's Account attributable to Pre-Tax Contributions, and the total of the Adjustments which have been credited to or deducted from a Participant's Account with respect to Pre-Tax Contributions.

2.39 Qualified, as used in "qualified plan" or "qualified trust," shall mean a plan and trust which are entitled to the tax benefits provided respectively by Code Sections 401 and 501, and related provisions of the Code.

2.40 Retirement shall mean the Termination of Employment of a Participant for reasons other than death on or after his Normal Retirement Date.

2.41 Rollover Account shall mean that portion of a Participant's Account which is attributable to a rollover from a prior employer's plan as permitted under Section 4.06 and the earnings generated by such rollover amounts.

2.42 Spouse shall mean the person who was married to the Participant (in a civil or religious ceremony recognized under the laws of the state where the marriage was contracted) immediately prior to the date on which payments to the

          Participant from the Plan begin. If the Participant dies prior to the commencement of benefits, Spouse shall mean a person who is married to a Participant (as defined in the immediately preceding sentence) on the date of the Participant's death. A Participant shall not be considered married to another person as a result of any common law marriage whether or not such common law marriage is recognized by applicable state law.

2.43 Termination of Employment shall mean that an Employee has ceased to be employed by the Employer for any of the following reasons:

                   (i) voluntary resignation from the service of the Employer;

                   (ii) discharge from the service of the Employer by the Employer;

                   (iii)   Retirement;

                   (iv)    death; or

                   (v)     Disability.

          Notwithstanding the foregoing, an Employee who ceases to be actively employed by reason of an Authorized Leave of Absence shall not be considered as having a Termination of Employment.

2.44 Treasury Regulation means regulations pertaining to certain sections of the Code as issued by the Secretary of the Treasury.

2.45      Trust shall mean the trust described in Article 14.

2.46 Trustee shall mean the Joint Administrative Committee, or any individual of the Joint Administrative Committee (where applicable) acting as Trustee under the provisions of Article 14.

2.47      Union shall mean the Sheet Metal Workers Local Union No. 555.

2.48      Valuation Date  shall mean June 30 and December 31 of each Plan Year.

2.49 Year of Service shall mean any twelve (12) consecutive month period in which an Employee earns at least 1,000 Hours of Employment (including Hours of Employment both before and after the Effective
          Date).

          Other Rules. A defined term, such as "Retirement," will normally govern the definitions of derivatives therefrom, such as "Retire," even though such derivatives are not specifically defined and even if they are or are not initially capitalized. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender, unless the context clearly indicates to the contrary. Singular and plural nouns and pronouns shall be interchangeable as the factual context may allow or require. The words "hereof," "herein," "hereunder" and other similar compounds of the word "here" shall mean and refer to the entire Plan and not to any particular provision or section.































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

                                   ARTICLE 3

                                 PARTICIPATION

3.01      Commencement of Participation.

          (a) All Eligible Employees who are in active Employment as of the Effective Date shall be eligible to participate in this Plan as of the Effective Date. However, such Eligible Employees may not begin making Pre-Tax Contributions until February 5, 1996.

          (b) An Eligible Employee not described in Paragraph (a) above shall be eligible to commence participation in the Plan as of the next Entry Date (provided the Participant is an Eligible Employee as of the Entry Date).


3.02 Notice of Eligibility. The Plan Administrator shall give, or cause to be given, to each Employee notice of his eligibility to become a Participant in the Plan, the manner in which he may become a Participant and a copy or summary of the Plan. In addition, the Plan Administrator shall furnish or make available, or cause to be furnished or made available, to each Participant, or Beneficiary receiving benefits under the Plan, such other information or documentation, in such a manner and at such time or times, as may be required by law.

3.03 Election to Make Pre-Tax Contributions. Any Eligible Employee may elect to make Pre-Tax Contributions as provided for in this Plan and the Employer to reduce his Compensation. Such election and authorization shall be made at such time and in such manner as the Plan Administrator may prescribe.

3.04      Participation and Rehire.

          (a) Status as a Participant. A Participant's participation in the Plan shall continue until the Participant's Termination of Employment. On or after his Termination of Employment, the Employee shall be known as a "Former Participant" and his benefits shall thereafter be governed by the provisions of Article 7. The individual's status as a Former Participant shall cease as of the date the individual ceases to have any balance in his Account. If a Participant ceases to be an Eligible Employee but does not have a Termination of Employment, then such person shall continue to be known as a "Participant," but shall not be eligible to make Pre-Tax Contributions and shall not be eligible to receive Employer Contributions.

          (b) Rehire of Person who was a Participant in this Plan. An Eligible Employee who was a Participant in this Plan at the time of his Termination of Employment and who is subsequently rehired by an Employer, shall be eligible to participate in this Plan on the date coinciding with or





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

                   immediately following the date of his rehire or, if later, on the date he becomes an Eligible Employee.

3.05 Not Contract for Employment. Participation in the Plan shall not give any Employee the right to be retained in the Employer's employ, nor shall any Employee, upon dismissal from or voluntary termination of his employment, have any right or interest in the Fund, except as herein provided.



                                    - 13 -


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

                                   ARTICLE 4

                                 CONTRIBUTIONS


4.01     Pre-Tax Contributions.

         (a) Cash or Deferred Election. Except during periods of suspension as set forth in Section 4.03(b), effective as of February 5, 1996, a Participant may elect to make Pre-Tax Contributions to the Plan by means of payroll deduction. A Participant may contribute as a Pre-Tax Contribution any whole percentage from 1% to 15% of his Compensation or any specific dollar amount defined on an hourly basis not to exceed 15% of his Compensation.

         (b) Joint Administrative Committee Guidelines. The Joint Administrative Committee may establish guidelines and rules in order to effectuate the provisions of this Section.

         (c) If the Employer pays a bonus to Participants, the Joint Administrative Committee may permit such Participants to defer all or any part of such bonus (other than any amount required to be withheld by any governmental authority and subject to the other limitations set forth in this Plan).

4.02     Elections Regarding Pre-Tax Contributions.

         (a) Procedure for Making Elections. Elections by a Participant to make Pre-Tax Contributions to the Plan shall be made in the manner prescribed by the Joint Administrative Committee and by designating on such form the percentage of Compensation that will be contributed as a Pre-Tax Contribution during each pay period. The election to make Pre-Tax Contributions shall be effective on the first Entry Date that is at least thirty days (or such lesser number of days as determined by the Joint Administrative Committee) after the Joint Administrative Committee receives the Participant's election.

         (b) Treatment as 401(k) Contributions. It is expressly intended that, to the extent allowable by law, Pre-Tax Contributions shall not be included in the gross income of the Participant for income tax purposes and shall be deemed contributions under a cash or deferred arrangement pursuant to Code Section 401(k).

         (c) Additional Limitations of Pre-Tax Contributions. Pre-Tax Contributions shall be subject to the limitations described in
                 Section 11.02 (maximum dollar contribution limit), Section
                 11.03 (ADP non- discrimination test) and





                                    - 14 -


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

                 Article 13 (Code Section  415 limit).

4.03     Change in Employee Contribution Election or Suspension of
         Contributions.

         (a) Change of Employee Election Contribution. A Participant may increase or decrease his Contribution Election by providing notice (in a manner prescribed by the Joint Administrative Committee) to the Trustee. A Participant shall be permitted to change his contribution election as of the final payroll period in February, May, August and November of each Plan Year. The Participant's new election shall be effective as of the beginning of a payroll period that is at least thirty days (or such lesser number of days as determined by the Joint Administrative Committee) after the Joint Administrative Committee receives the election.

         (b) Suspension of Contributions. A Participant may suspend his Pre-Tax Contributions at any time by properly notifying the Trustee. The suspension of Pre-Tax Contributions will be effective on the first day of a payroll period that is at least thirty days (or such lesser number of days as determined by the Joint Administrative Committee) after the Joint Administrative Committee receives the Participant's election. A Participant may resume making Pre-Tax Contributions as of an Entry Date only after informing the Joint Administrative Committee at least thirty days (or such lesser number of days as determined by the Joint Administrative Committee) before the applicable Entry Date. A Participant's Pre-Tax Contributions shall automatically be suspended beginning on the first payroll period that commences after the Participant is not in receipt of Compensation, the Participant's layoff or the Participant's Authorized Leave of Absence without pay. A Participant who returns to active Employment upon the conclusion of such layoff or Authorized Leave of Absence shall have his prior election to defer Compensation automatically reinstated and effective unless the Participant notifies the Trustee otherwise.

         (c)     Other Rules.

                 (1) See Section 8.03 for circumstances under which a Participant's Pre-Tax Contributions could be suspended for a period of at least twelve (12) months after such Participant receives a hardship distribution.

                 (2)      In order to satisfy the provisions of Article 11 and
                          Article 13, the Joint Administrative Committee may from time to time either temporarily suspend the Pre-Tax Contributions of Participants or reduce the maximum permissible Pre-Tax Contribution that may be made to the Plan by Participants.





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

                 (3) Any reduction, increase, or suspension of Pre-Tax Contributions described in this Article 4.03 shall be made in such manner as the Joint Administrative Committee may prescribe from time to time consistent with the provisions of this Article.

4.04 Deadline for Contribution and Allocation of Pre-Tax Contributions. Pre-Tax Contributions shall be deducted by the Employer from the Participant's Compensation and paid to the Trustee as promptly as possible after the end of each regular pay period but in no event later than within the time period prescribed by ERISA.

4.05     Employer Contributions.

         (a) Allocation of Employer Contribution. Pursuant to the terms of the Collective Bargaining Agreement, the Employer will make an Employer Contribution on behalf of its Eligible Employees who satisfy the requirements of Section 4.05(c) ("Eligible Participant"). The Employer Contribution shall be equal to the contribution rate set forth in Appendix A multiplied by the number of Hours of Service the Eligible Participant worked during the Plan Year. For purposes of this Section 4.05, the term "Hours of Service" shall have that meaning as set forth in Section 4.05(d).

         (b) Start-Up Contribution. The Employer shall make a one-time Employer Contribution based on each eligible Employee's Hours of Service (as defined below) during the period beginning January 30, 1995 and ending December 31, 1995 (the "Contribution Period") ("1995 Employer Contribution"). In order to be eligible to receive the 1995 Employer Contribution, an individual must have been on the payroll of the Employer on January 1, 1996. The 1995 Employer Contribution for each eligible Employee shall equal one cent ($.01) multiplied by the Employee's Hours of Service, up to a maximum contribution of $19.07.

         (c) Eligibility to Receive Contribution. The Employer Contribution described in Section 4.05(a) shall be allocated among the Employer Contribution Accounts of Eligible Employees.

         (d) Hour of Service for purposes of this Section 4.05 shall mean each hour for which a Participant is paid, or entitled to payment, by the Employer. After becoming a Participant, all of the Participant's Hours of Service during the 90 day period preceding the date the Eligible Employee becomes a Participant shall count in computing the Participant's Employer Contribution.

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

4.06     Rollover Contributions.

         (a) Without regard to any limitation on contributions set forth in this Article, an Eligible Employee may, if the Joint Administrative Committee consents (based on non-discriminatory criteria), transfer to the Trustee during any Plan Year additional property acceptable to the Trustee, provided such property:

                 (1) was received by the Participant from a Qualified plan maintained by a previous employer of the Participant and qualifies as a rollover contribution within the meaning of Code Section 402(a)(5) or

                 (2) was received by the Participant from an individual retirement account or individual retirement annuity and qualifies as a rollover contribution within the meaning of Code Section 408(d)(3)(A)(ii).

         (b) Such property shall be held by the Trustee in the Employee's Rollover Account. All such amounts so held shall at all times be fully vested and nonforfeitable. Such amounts shall be distributed to the Eligible Employee after his Termination of Employment in the manner provided in Article 7.

4.07 Forfeitures. Forfeitures shall be used first, to reduce expenses of the Plan and Trust (to the extent permitted by ERISA and the Code) and second, to restore amounts previously forfeited pursuant to Section
         6.05. If any forfeitures remain, they shall then be allocated as an additional Employer Contribution among the Accounts of Participants in the same manner as set forth in Section 4.05(a).

4.08     Form and Timing of Contributions.

         (a) Employer contributions shall be made in cash. Employer contributions shall be delivered to the Trustee as soon as administratively possible following each payroll period but no later than the date prescribed by the Code for filing the Employer's federal income tax return, including authorized extensions.

         (b) Except as provided in this Section 4.08, all Employer Contributions shall be irrevocable, shall never inure to the benefit of any Employer, shall be held for the exclusive purpose of providing benefits to Participants and their Beneficiaries (and contingently for defraying reasonable expenses of administering the Plan), and shall be held and distributed by the Trustees only in accordance with this Plan.

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

         (c) Upon an Employer's request and to the extent permitted by the Code and other applicable laws and regulations thereunder, a contribution which was made by a mistake in fact, or conditioned upon the initial qualification of the Plan under Code Section 401(a), or upon the deductibility of the contribution under Code Section 404 shall be returned to the Employer within one year after the payment of the contribution, the denial of the Plan's initial qualification, or the disallowance of the deduction (to the extent disallowed), whichever is applicable. All contributions to this Plan are expressly conditioned on the deductibility of such contributions under Code Section 404 and on the initial qualification of the Plan.

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

                                   ARTICLE 5

                            ACCOUNTS AND ALLOCATIONS


5.01     Participant Accounts.

         (a) Individual Account Plan. This Plan is an "individual account plan," as that term is used in ERISA. A separate Account shall be maintained for each Participant, Former Participant or Beneficiary, so long as he has an interest in the Fund.

         (b) Sub-Accounts. Each Account shall be divided (as appropriate) into the following sub-accounts:

                 (1) the Pre-Tax Contribution Account, which shall reflect Pre-Tax Contributions contributed to this Plan and any Adjustments thereto.

                 (2) the Employer Contribution Account, which shall reflect the value of all Employer Contributions contributed to this Plan and any Adjustments thereto.

                 (3) the Rollover Account, which shall reflect the value of all investments derived from the Participant's Rollover Contributions under this Plan and any Adjustments thereto.

                 In addition, the Joint Administrative Committee may direct the Trustee to divide such sub-accounts into such additional sub-portions as the Joint Administrative Committee deems to be necessary or advisable under the circumstances or to establish other accounts or sub-accounts as needed.

         (c) Value of Account as of Valuation Date. As of each Valuation Date, each Participant's Account shall equal:

                 (1) his total Account as determined on the immediately preceding Valuation Date, plus

                 (2) one-half the total of the Pre-Tax Contributions, Employer Contributions and Rollover Contributions added to his Account since the immediately preceding Valuation Date, minus

                 (3) his Distributions, if any, since the immediately preceding Valuation Date, plus or minus

                 (4)      his allocable share of Adjustments.

5.02     Valuation.

         The Adjustment shall be calculated as of each Valuation Date and shall be allocated to each Account in the proportion that each Account bears to the total of all Accounts. For this purpose, a Participant's Account shall be his Account balance as of the preceding Valuation Date increased by fifty percent of any Pre-Tax Contributions allocated to the Participant's Account since the preceding Valuation Date and minus any Distribution made from the Participant's Account since the preceding Valuation Date. The Participant's Account shall be further adjusted, pursuant to the rules established by the Joint Administrative Committee, to reflect any Rollover Contributions allocated to the Participant's Account since the preceding Valuation Date, taking into account the timing of such contributions during the Plan Year.

5.03 Plan Expenses. The Joint Administrative Committee may direct that expenses attributable to general Plan administration be allocated among the Accounts of all Participants in proportion to their Account balances. Expenses charged by the Trustee on a per capita basis may be charged to the Participant's Accounts on a per capita basis.

5.04     Directed Investments.

         [Note: This Section 5.04 shall not be effective until a resolution is passed by the Joint Administrative Committee making this Section 5.04 effective.] A Participant who has attained age 50 as of a January 1 may request the Trustee to transfer all or a portion of the Participant's Account to a common segregated account established by the Trustee ("Segregated Account"). The Segregated Account shall have as its objective the preservation of capital and income generation with such assets as determined by the Trustee in its sole discretion. A Participant eligible to make such a request shall do so by filing notice in writing with the Joint Administrative Committee at least 30 days prior to the applicable January 1 using a form provided by the Joint Administrative Committee. The form shall designate the percent of the Participant's Account that should be transferred to the Segregated Account and what percentage of the Participant's future allocations of Employer Contributions that should be allocated to the Segregated Account. Separate records shall be maintained with respect to the Segregated Account and the Participant's Account shall be credited with the actual income derived from the Segregated Account and may be reduced by expenses attributable to such Segregated Account.

5.05 Errors. Where an error or omission is discovered in any Participant's Account, the Joint Administrative Committee shall make appropriate corrective adjustments as of the end of the Plan Year in which the error or omission is discovered. If it is not practical to correct the error retroactively, then the Joint Administrative





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

         Committee shall take such action in its sole discretion as may be necessary to make such corrective adjustments, provided that any such actions shall treat similarly situated Participants alike and shall not discriminate in favor of Highly Compensated Employees.


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

                                   ARTICLE 6

                                    VESTING

6.01 Retirement. Upon a Participant's Retirement, all amounts credited to the Participant's Account shall become fully vested and nonforfeitable and shall be distributed in accordance with Section 7.

6.02 Death or Disability. In the event that a Participant experiences a Termination of Employment because of death or Disability, all amounts credited to the Participant's Account shall become fully vested and nonforfeitable and shall be distributed in accordance with Section 7.

6.03 Termination of Employment. Upon a Participant's Termination of Employment for any reason other than Retirement, Disability or death, the Participant shall be entitled to the vested portion of his Account. That portion of the Participant's Account which is not vested upon Termination of Employment shall be forfeited.

6.04 Vesting Schedule. The vested portion of any Participant's Account shall be determined as follows:

                 (i) A Participant who ceases to be an Employee of the Employer shall always be 100% vested in his Pre-Tax Contribution Account and Rollover Account.

                 (ii) A Participant who ceases to be an Employee of the Employer shall have a vested interest in his Employer Contribution Account as follows:

                                       Years of Service
                                       As of Date                   Vested
                                       of Termination               Percentage
                                       --------------               ----------
                                       Less than 5 years            0%
                                       5 years or more            100%

6.05     Break in Service.

         (a) No Distribution of Account Prior to Break In Service. A Participant who incurs a Termination of Employment but who does not receive a Distribution of his vested Account prior to incurring a Break in Service shall, upon incurring the Break in Service, forfeit the non-vested portion of his Account. If the terminated Participant resumes Employment with the Employer prior to incurring a Break in Service, then the Participant's entire





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

                 Account, unreduced by any forfeiture, shall become his beginning Account on the date he resumes participation in the Plan.

         (b) Distribution of Vested Account Prior to Break in Service. A Participant who incurs a Termination of Employment and receives a Distribution of his entire vested Account prior to incurring a Break in Service, shall, upon such Distribution, forfeit the non-vested portion of his Account. A Participant who is not vested in his Account shall be deemed to have received a Distribution of his entire vested Account upon his Termination of Employment, and the Participant's non-vested Account shall be immediately forfeited.

         (c) Repayment of Account; Restoration of Non-Vested Account. Except as provided below, a Participant who is rehired by the Employer shall have the right to repay to the Plan the portion of the Participant's Account which was previously distributed to him. In the event the Participant repays the entire Distribution he received from the Plan, the Employer shall restore the non-vested portion of the Participant's Account.
                 A Participant's Account shall first be restored, to the extent possible, out of forfeitures under the Plan in the Plan Year in which the Participant repays his prior Distribution. To the extent such forfeitures are insufficient to restore the Participant's Account, restoration shall be made from Employer Contributions. A Participant who was deemed to have received a Distribution of his vested Account (see subsection (b) above) shall be deemed to have repaid such vested Account if such Participant is rehired before incurring a Break in Service.

         (d) Restrictions of Repayment Account. Notwithstanding anything to the contrary in this Plan, a Participant shall not have the right to repay to the Plan the portion of his Account which was previously distributed to him after any of the following events: (i) the Participant incurs a Break in Service before returning to Employment, (ii) the Participant fails to repay the prior Distribution within five years after the Participant is re-employed by the Employer, or (iii) the Participant received a Distribution of his entire Account balance at the time of such earlier Distribution.





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

                                   ARTICLE 7

                                 DISTRIBUTIONS

7.01 Termination of Employment. Except as provided below, the payment of a Participant's or Beneficiary's benefits under this Plan shall commence on a date selected by the Participant or Beneficiary, provided the benefit commencement date selected is administratively feasible and occurs (a) after the first Valuation Date following the Participant's Termination of Employment and (b) after the Participant or Beneficiary properly completes and files a benefit claim form with the Joint Administrative Committee.

7.02 Death. If a Participant has a Termination of Employment on account of death, the Participant's Account shall be distributed no later than ninety days after the Valuation Date following the Participant's death, unless the particular facts and circumstances require a longer waiting period.

7.03 Consent of Participant. Notwithstanding the foregoing, under the following circumstances the Joint Administrative Committee shall direct the Trustee to distribute a Participant's vested Account regardless of whether the Participant or Beneficiary consents to such distribution:

                 (i) If the Participant incurs a Termination of Employment with a vested Account balance of $3,500 or less, benefits will commence within 60 days after the end of the Plan Year coincident with or immediately following the Participant's Termination of Employment;

                 (ii) Once the Participant attains age 62, benefits shall commence within 60 days after the end of the Plan Year coincident with or immediately following the later of (A) the date the Participant attains age 62 or (B) the Participant's Termination of Employment; or

                 (iii) If a distribution is required under Section 7.10, the Participant's Account shall be distributed as provided in such Section.

7.04     Designation of a Beneficiary.  See Section 2.06.

7.05 Hardship Withdrawals. Hardship withdrawals (see Article 8) shall commence no later than ninety (90) days after such request is approved by the Joint Administrative Committee.





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

7.06 Joint Administrative Committee Guidelines. The Joint Administrative Committee may establish, for administrative purposes, uniform and nondiscriminatory guidelines concerning the commencement of benefits.

7.07 Method of Distribution. The sole method of distribution of a Participant's Account (regardless of whether such distribution is made by reason of withdrawal or Termination of Employment) shall be payment in a single lump sum. Distributions shall be made in cash. No distribution shall be made in the form of an annuity.

7.08 Payment to Minors and Incapacitated Persons. In the event that any amount is payable to a minor or to any person who, in the judgment of the Joint Administrative Committee, is incapable of making proper disposition thereof, such payment shall be made for the benefit of such minor or such person in any of the following ways as the Joint Administrative Committee, in its sole discretion, shall determine:

         (a) by payment to the legal representative of such minor or such person;

         (b)     by payment directly to such minor or such person; or

         (c) by payment in discharge of bills incurred by or for the benefit of such minor or such person.

         The Trustee shall make such payments without the necessary intervention of any guardian or like fiduciary, and without any obligation to require bond or to see to the further application of such payment. Any payment so made shall be in complete discharge of the Plan's obligation to the Participant and his Beneficiaries.

7.09 Application for Benefits. The Joint Administrative Committee may require a Participant or Beneficiary to complete and file certain forms as a condition precedent to the payment of benefits. The Joint Administrative Committee may rely upon all such information given to it, including the Participant's current mailing address. It is the responsibility of all persons interested in distributions from the Fund to keep the Joint Administrative Committee informed of their current mailing addresses.

7.10     Special Distribution Rules.

         (a) To the extent that the distribution rules described in this Section provide exceptions to or limitations upon distribution rules stated elsewhere in this Plan, the distribution rules stated in this Section shall take precedence over such conflicting rules. However, under no circumstances shall the rules stated in this Section be deemed to provide distribution rights to Participants or their Beneficiaries which are more expansive or greater than the distribution rights stated elsewhere in this Plan.





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

         (b) In no event may the distribution of a Participant's Account commence later than April 1 following the calendar year in which the Participant attains age 70-1/2 (the "required beginning date"). However, if a Participant attained age 70-1/2 prior to January 1, 1988 and is not a 5% owner of an Employer (as defined in Code Section 401(a)(9) and the Treasury Regulations thereunder), such Participant's Account shall commence to be distributed no later than April 1 following the calendar year in which incurs his Termination of Employment. The entire interest of each Participant shall be distributed, beginning not later than the required beginning date, in a single lump sum.

         (d) If a Participant dies before the required beginning date, the Participant's vested Account must be distributed in a lump sum within five years after the death of the Participant.

         (e) Notwithstanding anything to the contrary herein, distributions under the Plan will comply with Treasury Regulations issued under Code Section 401(a)(9) and any other provisions reflecting Code Section 401(a)(9) as prescribed by the Commissioner of the Internal Revenue Service.

7.11 Distributions Pursuant to Qualified Domestic Relations Orders. Notwithstanding anything to the contrary in this Plan, a "qualified domestic relations order," as defined in Code Section 414(p), may provide that any amount to be distributed to an alternate payee may be distributed immediately, even though the Participant is not yet entitled to a distribution under the Plan. The intent of this Section is to provide for the distribution of benefits to an alternate payee as permitted by Treasury Regulation 1.401(a)-13(g)(3).

7.12     Direct Rollovers.

         (a) In General. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the Distributee in a direct rollover.

         (b)     Definitions.

                 Eligible Rollover Distribution. An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life





                                    - 26 -


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

                 expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; (ii) any distribution to the extent such distribution is required under Code Section 401(a)(9); and (iii) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                 Eligible Retirement Plan. An Eligible Retirement Plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code
                 Section 408(b), an annuity plan described in Code Section 403(a), or a Qualified trust described in Code Section 401(a), that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                 Distributee. A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is an alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are Distributees with regard to the interest of the spouse or former spouse.

                 Direct Rollover. A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.











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

                                   ARTICLE 8

                             IN-SERVICE WITHDRAWALS

8.01     Hardship Withdrawals.

         (a) In General. Any Participant may request that the Joint Administrative Committee distribute to him part or all of his Pre-Tax Contribution Account (other than earnings on the Participant's Pre-Tax Contribution Account as provided below).

         (b) No Distribution of Earnings. Income or gain that is allocated to a Participant's Pre-Tax Contribution Account may not be distributed in a hardship withdrawal.

8.02 Definition of Hardship. Hardship shall mean an immediate and heavy financial need experienced by reason of:

         (a) expenses of any accident to or sickness of such Participant, his Spouse or his dependents or expenses necessary to provide medical care for such Participant, his Spouse or his dependents;

         (b)     purchase of a primary residence for such Participant;

         (c) payment of tuition and related educational fees (including room and board) for the next twelve months of post-secondary education for the Participant, his Spouse, children or dependents;

         (d) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the Participant's principal residence; or

         (e) other financial hardships as permitted by Treasury Regulations or other regulatory or judicial authority and approved by the Joint Administrative Committee.

8.03 Maximum Hardship Distribution. A hardship distribution cannot exceed the amount required to meet the immediate financial need created by the hardship (after taking into account applicable federal, state, or local income taxes and penalties) and not reasonably available from other resources of the Participant. In order to ensure compliance with this requirement, the Joint Administrative Committee may require the Participant to satisfy any or all of the provisions described in
         (a), (b), or (c) below as a condition precedent to the Participant receiving a hardship distribution:

         (a) No Other Sources Available. Certification by the Participant on a form provided by the Joint Administrative Committee for such purpose that the financial need cannot be relieved (1) through reimbursement or payment by insurance; (2) by reasonable liquidation of the Participant's assets; (3) by ceasing Pre-Tax Contributions under the Plan for the remainder of the Plan Year; (4) by in- service distributions under any other plan maintained by the Employer; or (5) by borrowing from commercial lenders on reasonable commercial terms.

         (b) Suspension of Future Contributions. The Participant must agree to the following limitations and restrictions:

                 (1) The Participant's Pre-Tax Contributions shall automatically be suspended beginning on the first payroll period that commences after such Participant requests and receives a hardship distribution. Such Participant may resume making Pre-Tax Contributions only on the first day of a payroll period that begins at least twelve (12) months after the effective date of such suspension and only after informing the Trustee at least thirty (30) days (or such lesser time as specified by the Joint Administrative Committee) prior to the date on which the Pre-Tax Contributions are to resume.

                 (2) The maximum Pre-Tax Contribution the Participant may make for the calendar year following his hardship distribution shall be reduced by the amount of Pre-Tax Contributions made by the Participant during the calendar year in which he received his hardship distribution.

                 (3) The Participant shall be prohibited under a legally enforceable agreement from making an employee contribution to any other plan maintained by the Employer for at least twelve (12) months after the receipt of the hardship distribution. For this purpose, the phrase "any other plan" includes all Qualified and nonqualified plans of deferred compensation, stock option plans and stock purchase plans. It does not include a health or welfare plan including one that is part of a Code Section 125 cafeteria plan.

         (c) Other. Any other condition or method approved by the Internal Revenue Service.

8.04 Procedure to Request Hardship. The request to receive a hardship distribution shall be made on such forms and following such procedures as the Joint Administrative Committee may prescribe from time to time. Under no circumstances shall the Joint Administrative Committee permit a Participant to repay to the Plan the amount of any withdrawal by a Participant under this Section.





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

                                   ARTICLE 9

                           ADMINISTRATION OF THE PLAN

9.01 Named Fiduciaries. The Company and the Joint Administrative Committee are the named Fiduciaries of the Plan and shall have the authority to control and manage the operation and administration of the Plan. These Fiduciaries shall have only the powers and duties expressly allocated to them in the Plan and shall have no other powers and duties in respect of the Plan; provided, however, that if a power or responsibility is not expressly allocated to a specific named Fiduciary, the power or responsibility shall be that of the Company. No Fiduciary shall have any liability for, or responsibility to inquire into, the acts and omissions of the other Fiduciary in the exercise of powers or the discharge of responsibilities assigned to such other Fiduciary under this Plan.

9.02 Trustee. The Joint Administrative Committee acts as Trustee for the Trust and shall exercise all of the powers and duties assigned in
         Article 14.

9.03     Administrative Duties of the Joint Administrative Committee.

         (a) The Joint Administrative Committee shall have complete control of the administration of the Plan with all powers necessary to enable it to properly carry out the provisions of the Plan.
                 In addition to all implied powers and responsibilities necessary to carry out the objectives of the Plan and to comply with the requirements of the Act, the Joint Administrative Committee shall have the following specific powers and responsibilities:

                 (1) to construe the Plan and to determine all questions arising in the administration, interpretation and operation of the Plan;

                 (2) to amend any or all of the provisions of the Plan in whole or in part pursuant to the procedures provided hereunder;

                 (3) to decide all questions relating to the eligibility of Employees to participate in the benefits of the Plan;

                 (4) to determine the benefits of the Plan to which any Participant, Beneficiary or other person may be entitled;

                 (5) to keep records of all acts and determinations of the Joint Administrative Committee, and to keep all such records, books of accounts, data and other documents as may be necessary for the proper administration of the Plan;

                 (6) to prepare and distribute to all Plan Participants and Beneficiaries information concerning the Plan and their rights under the Plan, including, but not limited to, all information which is required to be distributed by the Act, the regulations thereunder, or by any other applicable law;

                 (7) to file with the Secretary of Labor such reports and additional documents as may be required by the Act and regulations issued thereunder, including, but not limited to, summary plan description, modifications and changes, annual reports, terminal reports and supplementary reports;

                 (8) to file with the Secretary of the Treasury all reports and information required to be filed by the Internal Revenue Code, the Act and regulations issued under each; and

                 (9) to do all things necessary to operate and administer the Plan in accordance with its provisions and in compliance with applicable provisions of federal law.

         (b) The Joint Administrative Committee may delegate to members of the Employer's management the duty to perform day-to-day administration of the Plan.

         (c) To enable the Joint Administrative Committee to perform its functions, the Employer shall supply full and timely information of all matters relating to the compensation and length of service of all Participants, their retirement, death or other cause of , and such other pertinent facts as the Joint Administrative Committee may require. The Joint Administrative Committee and the Employer shall be entitled to rely upon all certificates and reports made by a Certified Public Accountant selected or approved by the Employer. The Joint Administrative Committee, the Employer and its officers shall be fully protected in respect of any action suffered by them in good faith in reliance upon the advice or opinion of any accountant or attorney, and all action so taken or suffered shall be conclusive upon each of them and upon all other persons interested in the Plan.





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

9.04 Standard of Fiduciary Duty. Any Fiduciary, or any person designated by a Fiduciary to carry out fiduciary responsibilities with respect to the Plan, shall discharge his duties solely in the interests of the Participants and Beneficiaries for the exclusive purpose of providing them with benefits and defraying the reasonable expenses of administering the Plan. Any Fiduciary shall discharge his duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matter would use in the conduct of an enterprise of a like character and with like aims. Any Fiduciary shall discharge his duties in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of the Act. Notwithstanding any other provisions of the Plan, no Fiduciary shall be authorized to engage in any transaction which is prohibited by Sections 408 and 2003(a) of the Act or Code
         Section 4975 in the performance of its duties hereunder.

9.05 Claims Procedure. Any Participant, Former Participant, Beneficiary, or Spouse or authorized representative thereof (hereinafter referred to as "Claimant"), may file a claim for benefits under the Plan by submitting to the Joint Administrative Committee a written statement describing the nature of the claim and requesting a determination of its validity under the terms of the Plan. Within ninety (90) days after the date such claim is received by the Joint Administrative Committee, it shall issue a ruling with respect to the claim.

         If special circumstances require an extension of time for processing, the Joint Administrative Committee shall send the Claimant written notice of the extension prior to the termination of the 90-day period. In no case, however, shall the extension of time delay the Joint Administrative Committee's decision on such appeal request beyond one-hundred eighty (180) days following receipt of the actual request.

         If the claim is wholly or partially denied, written notice shall be furnished to the Claimant, which notice shall set forth in a manner calculated to be understood by the Claimant:

         (1)     the specific reason or reasons for denial;

         (2) specific reference to pertinent Plan provisions on which the denial is based;

         (3) a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary; and

         (4)     an explanation of the claims review procedures.

         Any Claimant whose claim for benefits has been denied, may appeal such denial by resubmitting to the Joint Administrative Committee a written statement requesting a further review of the decision within sixty
         (60) days of the date the Claimant receives notice of such denial. Such statement shall set forth the reasons supporting the claim, the reasons such claim should not have been denied, and any other issues or comments which the Claimant deems appropriate with respect to the claim. The Claimant must seek further review within sixty (60) days or the Claimant will lose his right to appeal.

         If the Claimant shall request in writing, the Joint Administrative Committee shall make copies of the Plan documents pertinent to his claim available for examination of the Claimant.

         Within sixty (60) days after the request for further review is received, the Joint Administrative Committee shall review its determination of benefits and the reasons therefor and notify the Claimant in writing of its final decision.

         If special circumstances require an extension of time for processing, the Joint Administrative Committee shall send the Claimant written notice of the extension prior to the termination of the 60-day period. In no case, however, shall the extension of time delay the Joint Administrative Committee's decision on such appeal request beyond one-hundred twenty (120) days following receipt of the actual request.

         Such written notice shall include specific reasons for the decision, written in a manner calculated to be understood by the Claimant, with specific references to the pertinent Plan provisions on which the decision is based. The Joint Administrative Committee's decision of appeal may be reviewed by the Board, which shall have the right to overrule the Joint Administrative Committee.

9.06 Indemnification of Joint Administrative Committee. To the extent permitted under the Act, the Plan shall indemnify the Joint Administrative Committee against any cost or liability which they may incur in the course of administering the Plan and executing the duties assigned pursuant to the Plan. The Employer shall indemnify the Joint Administrative Committee and its members against any personal liability or cost not provided for in the preceding sentence which they may incur as a result of any act or omission in relation to the Plan or its Participants except when the same is due to gross negligence or willful misconduct of a member of the Joint Administrative Committee. The Employer has the option but not the obligation to purchase fiduciary liability insurance to insure its obligation under this Section.





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


                                   ARTICLE 10
                           AMENDMENT AND TERMINATION

10.01 Right to Amend. The Company and the Union intend for the Plan to be permanent so long as the Company exists; however, the Company and the Union reserve the right to modify, alter, or amend this Plan, from time to time, to any extent that it may deem advisable, to insure the continued qualification of the Plan under Code Sections 40l(a) and 401(k) or to insure compliance with the Act. The Joint Administrative Committee shall have the right to modify, alter, or amend the Plan in whole or in part for any reason the Joint Administrative Committee deems advisable; provided, however, that the Plan shall not be amended in any manner which will:

         (a) permit any part of the Fund (other than such part as is required to pay taxes and administrative expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries; or

         (b) cause or permit any portion of the funds to revert to or become the property of the Employer.

         Furthermore, the Company, without the consent of any party, may amend the Plan to the extent necessary to maintain the qualified status of the Plan under Code Section 401(a).

10.02 Termination and Discontinuance of Contributions. While the Company and the Union are legally or voluntarily subject to the terms of a collective bargaining agreement by and between the Company and the Union (whether or not such collective bargaining agreement has expired), only the Joint Administrative Committee may terminate this Plan. At any other time, the Company shall have the right at any time to terminate this Plan. Any termination of the Plan is referred to as "Plan Termination." Upon Plan Termination, the Trustee shall first pay any expenses properly chargeable against the Fund. The Trustee shall then distribute all amounts held in the Fund to the Participants and others entitled to Distributions in proportion to the Accounts of such Participants and other Distributees as of the date of such Termination. In the event that this Plan is partially terminated, then the provisions of this Section 10.02 shall apply, but solely with respect to the Employees affected by the partial termination. The termination of sponsorship of the Plan by any Affiliate shall not affect the sponsorship of the Plan by the Company or any other Affiliate.





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10.03    IRS Approval of Termination.  Notwithstanding Section 10.02, the
         Trustee shall not be required to make any Distribution from this Plan in the event of complete or partial termination until the authorized officials of the Internal Revenue Service shall have determined that there will be no liability against the Trustee by reason of such Distribution.


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

                                   ARTICLE 11

                          SPECIAL DISCRIMINATION RULES

11.01     In General

          Definitions.

          Actual Deferral Percentage or ADP shall mean the ratio (expressed as a percentage) of (i) the sum of Pre-Tax Contributions on behalf of a Participant for the Plan Year (excluding any Excess Deferrals by a Non-highly Compensated Employee) to (ii) the Participant's Compensation for the Plan Year.

          Average Actual Deferral Percentage shall mean the average (expressed as a percentage) of the Actual Deferral Percentages of the Participants in a group. The percentage shall be rounded to the nearest one-hundredth of 1% (four decimal places).

          Compensation for purposes of this Article 11 shall be that definition selected by the Joint Administrative Committee that satisfies the requirements of Code Sections 414(s) and 401(a)(17). Such definition may change from year to year but must apply uniformly among all Eligible Employees being tested under the Plan for a given Plan Year and among all Employees being tested under any other plan that is aggregated with this Plan during the Plan Year. If the Joint Administrative Committee fails to select a definition of Compensation for purposes of this Article 11, Compensation shall have the same meaning as defined in Article 2.

          Excess Deferrals shall have that meaning as defined in Section 11.02.

          Excess ADP Deferrals shall have that meaning as defined in Section 11.05.

          Family Member shall have that meaning as defined in Article 12.

          Highly Compensated Employee shall have that meaning as defined in
          Article 12.

          Non-highly Compensated Employee shall have that meaning as defined in Article 12.

          Participant. For purposes of this Article 11, a Participant shall mean any Eligible Employee who is eligible to make a Pre-Tax Contribution, including (i) an Eligible Employee whose right to make Pre-Tax Contribution has been suspended because of an election not to participate or a hardship distribution and (ii) an Eligible Employee who is unable to make a Pre-Tax Contribution because his Compensation is less than a stated amount.





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11.02     $7,000 Limit on Pre-Tax Contributions.

          (a) Notwithstanding any other provision of the Plan to the contrary, the aggregate of a Participant's Pre-Tax Contributions during a calendar year may not exceed $7,000 (or such greater amount as established by the Secretary of the Treasury pursuant to Code Section 402(g)(5)). Any Pre-Tax Contributions in excess of the foregoing limits ("Excess Deferral"), plus any income and minus any loss allocable thereto, may be distributed to the applicable Participant no later than April 15 following the Plan Year in which the Pre-Tax Contributions were made.

          (b) Any Participant who has an Excess Deferral during a calendar year may receive a distribution of the Excess Deferral during such calendar year plus any income or minus any loss allocable thereto, provided (1) the Participant requests the distribution of the Excess Deferral, (2) the distribution occurs after the date the Excess Deferral arose, and (3) the Joint Administrative Committee designates the distribution as a distribution of an Excess Deferral.

          (c) If a Participant makes a Pre-Tax Contribution under this Plan and in the same calendar year makes a contribution to a Code Section 401(k) plan containing a cash or deferred arrangement (other than this Plan), a Code Section 408(k) plan (simplified employee pension plan) or a Code Section 403(b) plan (tax sheltered annuity) and, after the return of any Excess Deferral pursuant to Section 10.02(a) and (b), the aggregate of all such Pre-Tax Contributions and contributions exceed the limitations contained in Code
                   Section 402(g), then such Participant may request that the Joint Administrative Committee return all or a portion of the Participant's Pre-Tax Contributions for the calendar year plus any income and minus any loss allocable thereto. The amount by which such Pre-Tax Contributions exceed the Code Section 402(g) limitations will also be known as an Excess Deferral.

          (d) Any request for a return of Pre-Tax Contributions arising out of contributions to a plan described in Section 11.02(c) above and which is maintained by an entity other than the Employer must:

                   (i)     be made in writing;

                   (ii) be submitted to the Joint Administrative Committee not later than the March 1 following the Plan Year in which the Excess Deferral arose;





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

                   (iii)   specify the amount of the Excess Deferral;

                   (iv) contain a statement that if the Excess Deferral is not distributed, it will, when added to amount deferred under other plans or arrangements described in Code Sections 401(k), 408(k),or 403(b), exceed the limit imposed on the Participant by Code Section 402(g) for the year in which the Excess Deferral occurred.

                   In the event an Excess Deferral arises out of contributions to a plan (including this Plan) described in Section 11.02(c) above which is maintained by the Employer, the Participant making the Excess Deferral shall be deemed to have requested a return of the Excess Deferral.

          (e) Pre-Tax Contributions may only be returned to the extent necessary to eliminate a Participant's Excess Deferral. Excess Deferrals shall not be treated as Annual Additions under the Plan. In no event shall the returned Excess Deferrals for a particular calendar year exceed the Participant's aggregate Pre-Tax Contributions for such calendar year.

          (f) The income or loss allocable to a Pre-Tax Contribution that is returned to a Participant pursuant to Sections 11.02(a) or (c) shall be determined by multiplying the income or loss allocable to the Participant's Account for the calendar year in which the Excess Deferral arose by a fraction. The numerator of the fraction is the Excess Deferral. The denominator of the fraction is the value of the Participant's Account balance on the last day of the calendar year in which the Excess Deferral arose reduced by any income allocated to the Participant's Account for such calendar year and increased by any loss allocated to the Participant's Account for such calendar year.

          (g) The income or loss allocable to an Excess Deferral that is returned to a Participant pursuant to Section 11.02(b) shall be determined using any reasonable method adopted by the Plan to measure income earned or loss incurred during the Plan Year or any other method authorized by the Internal Revenue Service to compute the income earned or loss incurred for the period commencing on January 1 of the calendar year in which the Pre-Tax Contribution was made and ending on the date the Excess Deferral was distributed.

11.03     Average Actual Deferral Percentage.

          (a) The Average Actual Deferral Percentage for Highly Compensated Employees for each Plan Year and the Average Actual Deferral Percentage for Non-highly Compensated Employees for the same Plan Year must satisfy one of the following tests:


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






                   (i) the Average Actual Deferral Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Participants who are Non-highly Compensated Employees for the Plan Year multiplied by 1.25; or

                   (ii) the excess of the Average Actual Deferral Percentage for Participants who are Highly Compensated Employees for the Plan Year over the Average Actual Deferral Percentage for Participants who are Non-highly Compensated Employees for the Plan Year is not more than two percentage points, and the Average Actual Deferral Percentage for Participants who are Highly Compensated employees is not more than the Average Actual Deferral Percentage for Participants who are Non-highly Compensated Employees multiplied by two.

          (b) If at the end of the Plan Year, the Plan does not comply with the provisions of Section 11.03(a), the Employer may distribute Pre-Tax Contributions to certain Highly Compensated Employees as provided in Section 11.05, except as otherwise provided in the Code or Treasury Regulations.

11.04     Special Rules For Determining Average Actual Deferral Percentage.

          (a) The Actual Deferral Percentage for any Highly Compensated Employee for the Plan Year who is eligible to have Pre-Tax Contributions allocated to his Account under two or more arrangements described in Code Section 401(k) that are maintained by an Employer or its Affiliates shall be determined as if such Pre-Tax Contributions were made under a single arrangement.

          (b) If two or more plans maintained by the Employer or its Affiliates are treated as one plan for purposes of the nondiscrimination requirements of Code Section 401(a)(4) or the coverage requirements of Code Section 410(b) (other than for purposes of the average benefits test), all Pre-Tax Contributions that are made pursuant to those plans shall be treated as having been made pursuant to one plan.

          (c) For purposes of determining the ADP of a Highly Compensated Employee who is either a 5% or more owner of an Employer or one of the ten highest paid Highly Compensated Employees during the Plan Year, the Pre-Tax Contributions and Compensation of such Participant shall include the Pre-Tax Contributions and Compensation of his Family Members. Any person who is a Family Member shall not be treated as a





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

                   separate Employee in determining the Average Actual Deferral Percentage for either Non-highly Compensated Employees or for Highly Compensated Employees.

          (d) The determination and treatment of the Pre-Tax Contributions and Actual Deferral Percentage of any Participant shall be in accordance with such other requirements as may be prescribed from time to time in Treasury Regulations.

11.05     Distribution of Excess ADP Deferrals.

          (a) Pre-Tax Contributions exceeding the limitations of Section 11.03(a) ("Excess ADP Deferrals") and any income or loss allocable to such Excess ADP Deferrals shall be designated by the Joint Administrative Committee as Excess ADP Deferrals and shall be distributed to Highly Compensated Employees whose Accounts were credited with Excess ADP Deferrals in the preceding Plan Year. In determining the amount of Excess ADP Deferrals for each Highly Compensated Employee, the Joint Administrative Committee shall reduce the ADP for each Highly Compensated Employee as follows:

                   (1) the ADP for the Highly Compensated Employee(s) with the highest ADP will be reduced until equal to the second highest ADPs under the Plan; then

                   (2) the ADP for the two (or more) Highly Compensated Employees with the highest ADPs under the Plan will be reduced until equal to the third highest ADP level under the Plan; then

                   (3) the steps described in (i) and (ii) shall be repeated with respect to the third and successive highest ADP levels under the Plan until the Plan complies with one or both of the ADP tests described in Section 11.03(a).

          (b) To the extent administratively possible, the Joint Administrative Committee shall distribute all Excess ADP Deferrals and any income or loss allocable thereto (for the Plan Year) prior to March 15 following the end of the Plan Year in which the Excess ADP Deferrals arose. In any event, however, the Excess ADP Deferrals and any income or loss allocable thereto (for the Plan Year) shall be distributed prior to the end of the Plan Year following the Plan Year in which the Excess ADP Deferrals arose. Excess ADP Deferrals shall be treated as annual additions under the Plan.





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

          (c) The income or loss allocable to Excess ADP Deferrals shall be determined by multiplying the income or loss allocable to the Participant's Account for the Plan Year in which the Excess ADP Deferrals arose by a fraction. The numerator of the fraction is the Excess ADP Deferral. The denominator of the fraction is the value of the Participant's Account balance on the last day of the Plan Year in which the Excess ADP Deferrals arose reduced by any income allocated to the Participant's Account for such Plan Year and increased by any loss allocated to the Participant's Account for the Plan Year.

          (d) If an Excess Deferral has been distributed to the Participant pursuant to Section 11.02(a) or (b), then any Excess ADP Deferral allocable to such Participant for the same Plan Year shall be reduced by the amount of such Excess Deferral.

          (e) Distribution of Excess ADP Deferrals to Participants described in Section 11.05(c) shall be made in accordance with the provisions of Treasury Regulation section 1.401(k)-1(f)(5)(ii) or any successor Treasury Regulation thereto.

11.06 Order of Applying Certain Sections of Article. In applying the provisions of this Article 11, the determination and distribution of Excess Deferrals shall be made first, and the determination and elimination of Excess ADP Deferrals shall be made second.





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

                                   ARTICLE 12

                          HIGHLY COMPENSATED EMPLOYEES


12.01 In General. For the purposes of this Plan, the term "Highly Compensated Employee" is any active Employee described in Section
          12.02 below and any Former Employee described in Section 12.03 below. Various definitions used in this Article are contained in Section
          12.05. A Non-Highly Compensated Employee is an Employee who is neither a Highly Compensated Employee nor a Family Member of a Highly Compensated Employee.

12.02     Highly Compensated Employees.


          (a) Look-Back Year. An Employee is a Highly Compensated Employee if during a Look Back Year the Employee:

                   (1)     is a 5 Percent Owner;

                   (2)     receives Compensation in excess of $75,000;

                   (3) receives Compensation in excess of $50,000 and is a member of the Top Paid Group; or

                   (4)     is an Includable Officer.

          The dollar amounts described above shall be increased annually as provided in Code Section 414(q)(1).

          (b) Determination Year. An Employee is a Highly Compensated Employee if during a Determination Year the Employee:

                   (1)     is a 5 Percent Owner; or

                   (2) is one of the 100 Employees who receives the most Compensation from the Employer during the Determination Year and during the Determination Year (A) receives Compensation in excess of $75,000; (B) receives Compensation in excess of $50,000 and is a member of the Top Paid Group; or (C) is an Includable Officer.

                   The dollar amounts described above shall be increased annually as provided in Code Section 414(q)(1).

          (c)      Election to Use Simplified Method.





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

          (1) If elected by the Committee (which election may change from year to year), an Employee's status as a Highly Compensated Employee shall be etermined pursuant to the simplified method described in Code Section 401(q)(12).

          (2) If the Committee elects to use the simplified method for the Look Back Year, an Employee's status during the Look Back Year shall be determined by substituting "$50,000" for "$75,000" in subsection (a)(2) and by ignoring the provisions of subsection (a)(3).

          (3) If the Committee elects to use the simplified method for the Determination Year, an Employee's status for the Determination Year shall be determined by substituting "$50,000" for "$75,000" in subsection (b)(2)(A) and by ignoring the provisions of subsection (b)(2)(B).

          (4) The Committee may make separate elections for both Look Back Year and for the Determination Year.

          (5) The simplified method may not be elected for a given year unless (i) at all times during such year the Employer maintained significant business activities and employed Employees in at least two significantly separate geographic areas and (ii) the Employer satisfies all other conditions rescribed by the Secretary of the Treasury or his delegate as a prerequisite for electing the simplified method.

12.03 Former Highly Compensated Employee. A Former Employee is a Highly Compensated Employee if (applying the rules of Section 12.02(a) or (b)) the Former Employee was a Highly Compensated Employee during a Separation Year or during any Determination Year ending on or after the Former Employee's 55th birthday. With respect to a Former Employee whose Separation Year was prior to January 1, 1987, such Former Employee will be treated as a Highly Compensated Employee only if the Former Employee was a 5% Owner or received Compensation in excess of $50,000 during (i) the Former Employee's Separation Year (or the year preceding such Separation Year); or (ii) any year ending on or after such Former Employee's 55th birthday (or the last year ending before such Former Employee's 55th birthday).

12.04     Family Aggregation Rules.

          (a) For purposes of this Article 12, an Employee who is, for a given Determination Year or Look Back Year, either (i) a 5% Owner, or (ii) a Highly Compensated Employee who is one of the ten most highly compensated Employees ranked on the basis of Compensation paid during such year, shall be aggregated with such Employee's Family Members.





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

          (b) For purposes of this Section 12.04, the term "Family Member" means, with respect to an Employee described in Section 12.04(a), a person who is, on any day during the given Determination Year or Look Back Year:

                   (1)     his spouse; or

                   (2)     his lineal ascendant or descendant; or

                   (3)     the spouse of his lineal ascendant or descendant.

                   (c) The determination of Employees and Family Members who must be aggregated for purposes of this Article 12 shall be made in accordance with Temporary Treasury Regulation section 1.414(q)-1T, Q&A-11 and Q&A-12.

                   (d) For purposes of applying the limits of Code Section 401(a)(17) (i.e., the limit on compensation, as adjusted) with respect to Compensation under Articles 11 (401(k) test) and 13 (Code Section 415 limits), the Compensation for any Employee described in Section 12.04(a) and for any Family Member who is such Employee's spouse or lineal descendant under age 19, shall be aggregated. In such event, the deemed Compensation for each such Employee shall be an amount equal to the Section 401(a)(17) limit for the Plan Year (as adjusted) multiplied by a fraction, the numerator of which is the Employee's actual Compensation for the Plan Year, and the denominator of which is the aggregate Compensation of the Employee and the aggregated Family Member for the Plan Year. The same procedure shall then be used to determine the deemed Compensation of the aggregated Family Member.

12.05     Definitions.

          The following special definitions shall apply to this Article 12:

          Compensation for purposes of this Article 12 shall mean the gross annual earnings reported on the Participant's IRS Form W-2 (Box 1 - Wages, Tips and Compensation, or its comparable location as provided on Form W-2 in future years) as required by Code Sections 6041(d) and 6051(a)(3). In addition, Compensation shall include compensation which is not includible in the Participant's IRS Form W-2 (Box 1) by reason of Code Section 402(a)(8) (employee pre-tax contributions under a Code Section 401(k) plan) or Code Section 125 (salary deferrals under a cafeteria plan). Compensation shall not include amounts paid or reimbursed by the Employer for moving expenses if, at the time of the payment of such moving expenses, it is reasonable to believe that the moving expenses will be deductible by the Participant under Code Section 217.





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

          Compensation shall be determined by ignoring any income exclusions under Code Section 3401(a) based on the nature or location of employment. In no event shall Compensation in excess of the limitations under Code Section 401(a)(17) be taken into account for any Employee.

          Determination Year shall mean the Plan Year for which the ADP is computed.

          Employer for purposes of this Article 12 shall mean the Company and its Affiliates.

          5 Percent Owner shall mean any Employee who owns or is deemed to own (within the meaning of Code Section 318), more than five percent of the value of the outstanding stock of the Employer or stock possessing more than five percent of the total combined voting power of the Employer.

          Former Employee shall mean an Employee (i) who has incurred a severance from service or (ii) who remains employed by the Employer but who has not performed services for the Employer during the Determination Year (e.g., an Employee on an Authorized Leave of Absence).

          Includible Officer shall mean any officer of the Employer who, during the applicable year, receives Compensation in excess of 50% of the dollar limitations under Code Section 415(b)(1)(A)(as adjusted by the Secretary of the Treasury for cost of living increases). The Employer shall be deemed to have a minimum of three (3) officers or, if greater, a number equal to 10% of all Employees. However, no more than fifty (50) officers shall be considered Includible Officers under this Article 12. If the Employer does not have any Includible Officers because no officer receives Compensation in excess of the dollar limitations of Code Section 415(b)(1)(A), the Employer's highest paid officer shall be considered an Includible Officer.

          Look Back Year shall mean the Plan Year preceding the Determination Year, or if the Employer elects, the calendar year ending with or within the determination year.

          Separation Year shall mean any of the following years:

          (1) an Employee who incurs a Termination of Employment shall have a Separation Year in the Determination Year in which such Termination of Employment occurs;

          (2) an Employee who remains employed by the Employer but who temporarily ceases to perform services for the Employer (e.g., an Employee on Authorized Leave of Absence) shall have a Separation Year in the calendar year in which he last performs services for the Employer; and





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

          (3) an Employee who remains employed by the Employer but whose Compensation for a calendar year is less than 50% of the Employee's average annual Compensation for the immediately preceding three calendar years (or the Employee's total years of employment, if less) shall have a Separation Year in such calendar year. However, such Separation Year shall be ignored if the Employee remains employed by the Employer and the Employee's Compensation returns to a level comparable to the Employee's Compensation immediately prior to such Separation Year.

          Top Paid Group shall mean the top 20% of all Employees ranked on the basis of Compensation received from the Employer during the applicable year. The number of Employees in the Top Paid Group shall be determined by ignoring Employees who are non-resident aliens and Employees who do not perform services for the Employer during the applicable year. The Employer elects to compute the Top Paid Group without the age and service exclusion provided in applicable Treasury Regulations.

12.06 Other Methods Permissible. To the extent permitted by the Code, judicial decisions, Treasury Regulations and Internal Revenue Service pronouncements, the Joint Administrative Committee may (without further amendment to this Plan) take such other steps and actions or adopt such other methods or procedures (in addition to those methods and procedures described in this Article 12) to determine and identify Highly Compensated Employees (including adopting alternative definitions of Compensation which satisfy Code Section 414(q)(7) and are uniformly applied).





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

                                   ARTICLE 13

                                MAXIMUM BENEFITS


13.01     General Rule.

          (a) Notwithstanding any other provision of this Plan, for any Plan Year, the Annual Additions to a Participant's Account, when combined with the Annual Additions to the Participant's Account under all other Qualified individual account plans maintained by the Employer or its Affiliates shall not exceed the lesser of (i) $30,000 or (ii) 25% of the Participant's Compensation for such Plan Year (the "maximum permissible amount").

          (b) The Employer hereby elects that the Limitation Year for purposes of Code Section 415 shall be the Plan Year.

          (c) For purposes of determining the limit on Annual Additions under paragraph (a) of this Section, the dollar limit described therein, to wit, $30,000, shall be increased for each Plan Year to the extent permitted by law.

          (d) If the amount to be allocated to a Participant's Account exceeds 25% of the Participant's Compensation, the excess will be disposed of in the following order as follows:

                   (1) First, if the Participant's Annual Additions exceed the maximum permissible amount as a result of (i) a reasonable error in estimating the Participant's Compensation, (ii) a reasonable error in estimating the amount of Pre-Tax Contributions that the Participant could make under Code Section 415 or
                           (iii) other facts and circumstances that the Internal Revenue Service finds justifiable, the Joint Administrative Committee may direct the Trustee to return to the Participant his Pre-Tax Contributions for such Plan Year to the extent necessary to reduce the excess amount. Such returned Pre-Tax Contributions shall be ignored in performing the discrimination tests of Article 11.

                   (2) Second, if after the application of subparagraph (1) an excess amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the excess amount in the Participant's Account will be used to reduce employer contributions for such Participant in the next Limitation Year, and each succeeding Limitation Year, if necessary.





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

                   (3) Third, if after the application of subparagraph (2) an excess amount still exists, and the Participant is not covered by the Plan at the end of a Limitation Year, the excess amount will be held unallocated in a suspense account. The suspense account will be applied to reduce the employer contributions for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary.

                   (4) If a suspense account is in existence at any time during a Limitation Year pursuant to this Section, it will not participate in the allocation of the Fund's investment gains and losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any contributions which would constitute Annual Additions may be made to the Plan for that Limitation Year. Excess amounts may not be distributed to Participants or Former Participants.

          (e) If the amount to be allocated to a Participant's Account exceeds $30,000 (as adjusted), the excess will be disposed of in the following order as follows:

                   (1) First, if the Participant's Annual Additions exceed the maximum permissible amount as a result of (i) a reasonable error in estimating the Participant's Compensation, (ii) a reasonable error in estimating the amount of Pre-Tax Contributions that the Participant could make under Code Section 415 or
                           (iii) other facts and circumstances that the Internal Revenue Service finds justifiable, the Joint Administrative Committee may direct the Trustee to return to the Participant his Pre-Tax Contributions for such Plan Year to the extent necessary to reduce the excess amount. Such returned Pre-Tax Contributions shall be ignored in performing the discrimination tests of Article 11.

                   (2) Second, any excess Annual Additions still remaining after the return of Pre-Tax Contributions pursuant to paragraph (1) above shall be held unallocated in [a suspense account.] All amounts in the suspense account shall be allocated to Participants' Accounts (subject to the limitations of Code Section 415) before any contributions which would constitute Annual Additions may be made to the Plan for that Limitation Year.

                   (3) If a suspense account is in existence at any time during a Limitation Year pursuant to this Section, it will not participate in the allocation of the Fund's investment gains and losses. If a suspense account is





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                           in existence at any time during a particular
                           Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any contributions which would constitute Annual Additions may be made to the Plan for that Limitation Year. Excess amounts may not be distributed to Participants or Former Participants.

          (f) If the Participant is covered under another Qualified defined contribution plan maintained by an Employer during any Limitation Year, the Annual Additions which may be credited to a Participant's account under this Plan for any such Limitation Year shall not exceed the maximum permissible amount reduced by the Annual Additions credited to a Participant's account under all such plans for the same Limitation Year. If a Participant's Annual Additions under this Plan and such other plans would result in an excess amount for a Limitation Year, the excess amount will be deemed to consist of Annual Additions under the other defined contribution plan first and Annual Additions under this Plan second.

          Any excess amount attributed to this Plan will be disposed in the manner described in this Section 13.01 above.

13.02 Combined Plan Limitation. If the Employer or its Affiliates maintains, or at any time maintained, a Qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction shall not exceed 1.0 in any Limitation Year and the annual benefit otherwise payable to the Participant under such defined benefit plan shall be frozen or reduced to the extent necessary so that the sum of such fractions shall not exceed 1.0.

13.03 Definitions. For the purposes of this Article 13, the following definitions shall apply:

          (a)      "Annual Addition" shall mean the sum of:

                   (1)     Pre-Tax Contributions,

                   (2)     Employer Contributions,

                   (3)     forfeitures, and

                   (4) amounts described in Code Sections 415(l)(1) and 419A(d)(2).

          Annual Additions shall not include any amounts credited to the Participant's Account resulting from Rollover Contributions.





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          (b)      "Affiliates" shall have that meaning contained in Article 2 except that for purposes of determining who is an Affiliate the phrase "more than 50 percent" shall be substituted for the phrase "at least 80 percent" each place it appears in Code Section 1563(a)(1).

          (c) "Compensation" shall have that meaning as set forth in Treasury Regulation Section 415-2(d). Compensation for purposes of Article 13 shall not include Pre-Tax Contributions under this Plan and shall not include salary deferrals under a Code Section 125 Cafeteria Plan.

          (d) "Defined Benefit Fraction" shall mean a fraction, the numerator of which is the sum of the Participant's projected annual benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer or its Affiliates, and the denominator of which is the lesser of
                   (i) 125% of the dollar limitation in effect for the Limitation Year under Code Section 415(b)(1)(A) or (ii) 140% of the Highest Average Compensation. Notwithstanding the foregoing, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer or its Affiliates which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125% of the sum of the annual benefits under such plans which the Participant had accrued as of the end of the last Limitation Year beginning before January 1, 1987, but determined without regard to any changes in the terms and conditions of the Plan occurring after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all Limitation Years beginning before January 1, 1987.

          (e) "Defined Contribution Fraction" shall mean a fraction, the numerator of which is the sum of the Annual Additions to the Participant's account under all the defined contribution plans (whether or not terminated) maintained by the Employer or its Affiliates for the current and all prior Limitation Years, and the denominator of which is the sum of the Maximum Aggregate Amounts for the current and all prior Limitation Years of service with the Employer or its Affiliates (regardless of whether a defined contribution plan was maintained by the Employer or its Affiliates). The Maximum Aggregate Amount in any Limitation Year is the lesser of (i) 125% of the dollar limitation in effect under Code Section 415(c)(1)(A); or (ii) 35% of the Participant's compensation for such year.

          (f) "Highest Average Compensation" shall mean the average compensation for the three (3) consecutive years of service with the employer that produces the highest average.





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

          (g) "Projected Annual Benefit" shall mean the annual retirement benefit (adjusted to an actuarially equivalent Straight Life Annuity if such benefit is expressed in a form other than a Straight Life Annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the Plan assuming (i) the Participant will continue employment until Normal Retirement Age under the Plan (or current age, if later), and (ii) the Participant's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the plan will remain constant for all future Limitation Years.



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                                   ARTICLE 14
                             TRUST FUND AND TRUSTEE

14.01     General Nature of Trustee's Responsibilities.

          (a) To the extent acceptable to it, the Trustee shall receive such sums of money or other property as shall from time to time be paid or delivered by the Employer to hold for management and distribution under the terms of the Plan. All such money and property so held, together with all investments made therewith and proceeds thereof, and such earnings, profits, increments, and accruals thereon as may occur from time to time, less any payments which the Trustee, from time to time, may be authorized to make therefrom, shall constitute the Trust Fund.

          (b) The Fund shall be held by the Trustee in trust and shall be administered, controlled and invested in accordance with the Plan. In the management of the Fund and the discharge of its duties hereunder, the Trustee shall act solely in the interests of the Participants, Former Participants and their Spouses or Beneficiaries. The Trustee shall discharge its duties in accordance with this Plan with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The Trustee's obligations relate solely to the Trust Fund and it shall have no responsibility whatsoever for the control, management, administration or revision of the Plan itself or for procuring contributions required in the Plan.

          (c) Anything contained in this Plan to the contrary notwithstanding, it shall be impermissible at any time prior to the satisfaction of all liabilities with respect to Participants, Former Participants and their Spouses, except for payments of benefits under the terms of the Plan for any part of this Fund to be used for or diverted to any purpose other than the exclusive benefit of such Participants, Former Participants and their Spouses or Beneficiaries, except for payments of expenses and charges properly payable out of the Fund as set forth herein.

14.02     Investment Powers.

          (a) Any investment determinations made by the Trustee shall be made in conformity with the standard of fiduciary duty (especially the prudent man rule) set forth in ERISA.



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

          (b) The Trustee shall cause the investments of the Trust Fund to be diversified to the extent necessary to minimize the risk of large losses (unless such diversification would be imprudent).

          (c) In no event shall the Trustee maintain the indicia of ownership of any assets of the Fund outside the jurisdiction of the United States District Courts.

          (d) The Trustee shall exercise its investment discretion so as to provide sufficient cash assets as necessary from time to time to meet the liquidity requirements for the administration of the Plan.

          (e) The foregoing paragraphs of this Section 14.02 are limitations on the investment powers of the Trustee and (except as expressly provided) take precedence over the powers set forth in this paragraph (e). Except as specifically limited above, the Trustee is authorized and empowered to retain, invest and reinvest any and all of the trust funds as it shall deem to be in the best interests of the Participants and there shall be no other additional restrictions--whether by law or otherwise--on the investment powers of the Trustee. Consequently the Trustee may invest the Fund in property (or a part interest therein) which is real or personal, tangible or intangible, wherever located, whether or not productive of income or consisting of wasting assets, as the Trustee shall deem best for the Participants, former Participants and their spouses and Beneficiaries. Furthermore, the Trustee may, without regard to any law now or hereafter in force limiting investments by fiduciaries, invest in a range of investments which includes, inter alia, real estate (whether income-producing or not); securities issued by any Employer which has adopted the Plan or any other corporation; speculative common stocks; any common trust fund or mutual fund held or administered by the Trustee, any of its subsidiaries, or any other corporation; any real estate investment trust in which the Trustee or any other corporation may have any interest whatsoever; low risk bonds; mortgages on real or personal property wherever situated; equipment trust certificates; notes or other evidence of indebtedness; shares of investment companies and mutual funds; interests in partnerships and trusts; insurance policies and contracts; option contracts such as those traded on an option exchange; and any other property or joint or other part interest in property (including without limitation, part interests in bonds and mortgages or notes and mortgages), real or personal, of any kind, class or character, which the Trustee may in its discretion deem suitable for the Fund, and irrespective (except to the extent specifically set forth above) of whether any Trustee, individually or as Trustee, is acting as a participator of any part interest in property that may be acquired.





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                   (i)     The Trustee is explicitly authorized and directed,
                           in accordance with the terms of the Plan, to acquire and hold "qualifying employer securities" and "qualifying employer real property", as those terms are defined in ERISA, to the maximum of such amounts and percentages allowed by ERISA.

                   (ii) The Trustee is explicitly authorized to invest all or part of the Fund in deposits which bear a reasonable rate of interest in any bank, or trust company or other financial institution, (including the Trustee, if applicable).

                   (iii) The Trustee is explicitly authorized to engage in a transaction with a common or collective trust fund or pooled investment fund maintained now or created and maintained at a future time by any bank or trust company (including the Trustee, if applicable) supervised by a State or Federal agency provided that such transaction is a sale or a purchase of an interest in such common or collective trust and further provided that such bank or trust company receives not more than reasonable compensation.
                           This general power is meant to be broad enough to avoid specific identification of all such funds in this document; and any officer of the Employer, is authorized (A) to certify to bank examiners and other parties which specific funds are included in this general power and (B) to adopt any declarations or enter into any agreements required so that the Trustee may make investments in such funds.

14.03 Valuation. The fair market value of the Fund shall be determined by the Trustee as of each Valuation Date and on such other dates as the Trustee deems advisable.

14.04 Other Powers. In the management, care and disposition of the Fund, the Trustee, and its successors, may do all things and execute such instruments as may be deemed necessary or proper in order to carry out the provisions of the Plan and this Article, including the following powers (in addition to the investment powers set forth above), all of which may be exercised without order of or report to any court and without giving bond:

          (a) To sell, exchange, or otherwise dispose of any property at any time held in the Fund at public or private sale, for cash or on terms without advertisement; and no person dealing with the Trustee shall be bound to see to the application of monies paid;





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          (b)      To retain, manage, operate, repair and improve and to
                   mortgage and/or lease and/or grant options to sell (for any period whatsoever) any real or personal property held by the Trustee;

          (c) To compromise, compound, and settle any debt or obligation due to or from it as Trustee hereunder and to reduce the rate of interest on, to extend or otherwise modify, or to foreclose upon default or otherwise enforce, and to abandon, if it shall deem it advisable, any property, whether real or personal, which may at any time be held by it, and in general to protect in every way the interest of the Fund, either before or after default;

          (d) To vote in person or by proxy on any stocks or other securities held by it, unless by law or regulatory authority the right to vote be proscribed as to it but vested in Participants of the Fund, in which latter event the vote shall be only by the Participants or as directed by them;

          (e) To join in, or to dissent from or oppose, the reorganization, capitalization, consolidation, sale or merger of corporations or properties in which the Trustee may be interested as Trustee, upon such terms and conditions as it may deem wise, and to accept any securities which may be issued upon any such reorganization, recapitalization, consolidation, sale or merger and thereafter to hold the same;

          (f) To register any stocks, bonds, or other securities except interests in real property, held in the Fund in its own name as Trustee or in the name of a nominee and to hold any investment in bearer form, or to combine certificates representing such investments with certificates of the same issue held by the Trustee in other fiduciary capacities, or to deposit or to arrange for the deposit of such securities in a qualified central depository even though, when so deposited such securities may be merged and held in bulk in the name of the nominee of such depository with other securities deposited therein by any other person, or to deposit or to arrange for the deposit of any securities issued by the United States Government, or any agency or instrumentality thereof, with a federal reserve bank, provided that the books and records of the Trustee shall at all times show that all such investments are part of the Fund;

          (g) To borrow or raise monies for purposes deemed appropriate by the Trustee, including the making of distributions under the Plan in such amount and upon such terms and conditions as in its absolute discretion the Trustee may deem advisable; and for any sums so borrowed to issue its promissory note as Trustee and to secure the repayment thereof by pledging all or any part of the Fund; and no person lending money to the Trustee shall be bound to see to the application of the money loaned or





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                   to inquire into the validity, expediency or propriety of any such borrowing;

          (h) To employ agents from time to time, at the expense of the Fund, and to delegate to them such ministerial and limited duties as the Trustee sees fit;

          (i) To consult with counsel, who may be counsel to the undersigned Employer, actuaries and other professional advisors, and to act upon the legal advice of such counsel;

          (j) To make, execute, and acknowledge and deliver any and all deeds, leases, assignments and instruments and to do all acts which they may deem necessary or proper to carry out the investment provisions of the Plan;

          (k)      To make distributions wholly or partly in cash or in kind;
                   and

          (l) To reserve from investment and keep unproductive of income any amounts or part of the Fund as it may from time to time deem advisable.

14.05 Prohibited Transaction. Anything in this Plan to the contrary notwithstanding (and especially the powers granted to the Trustee herein), the Trustee shall not be authorized to engage in any transaction which is prohibited by Sections 406 and/or 2003(a) of ERISA or Section 4975 of the Code unless the Trustee determines that such transaction is exempt under the terms of ERISA and the Code therefrom.

14.06 Administration of the Plan; Payments of Benefits. The Joint Administrative Committee shall have the exclusive authority and responsibility for the administration of the Plan and the payment of benefits thereunder (including payees, amounts, addresses, dates of payments, etc.). In the event the Trustee shall deem it necessary to withhold any payments or distributions pending compliance with legal requirements with respect to probate of wills, appointment of personal representative, payment of or provision for estate or inheritance taxes, or for death duties or otherwise, the Trustee shall no action pending compliance, or pending receipt of the Joint Administrative Committee's instructions to distribute. Orders and directions from the Joint Administrative Committee need not specify the purpose of the payment so ordered, and the Trustee shall not be responsible in any way respecting the purpose or propriety of such payments or for the administration of the Plan. The Trustee shall not be responsible in any respect for the adequacy of the Fund to meet or discharge any payments or liabilities under the Plan; and payments shall be limited to amounts available in the Fund. Any order or direction from the Joint Administrative Committee shall constitute a certification to the Trustee that the action directed is





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          one which is in conformity with the provisions of the Plan and of
          ERISA. To the extent permitted by law, the Trustee shall not be liable for any action taken (especially any payment made from the Fund) at the direction of the Joint Administrative Committee or for any failure to act, if such action can under the terms of the Plan be taken only after receipt from the Joint Administrative Committee of specific directions or for failure to act pending receipt of directions from the Joint Administrative Committee when direction is required or is requested in writing by the Trustee.

14.07     Directing the Trustee.

          (a) The Joint Administrative Committee may from time to time direct the Trustee as to the investment of all or part of the Trust Fund. The Joint Administrative Committee may also from time to time appoint an Investment Manager or Managers for all, or any part, of the Trust Fund; provided that no Investment Manager shall be appointed unless it qualifies as an Investment Manager within the meaning of Section 3(38) of ERISA. Any such Investment Manager shall be a named fiduciary of the Plan and shall qualify by accepting its appointment as Investment Manager in writing.

          (b) Upon the appointment and qualification of an Investment Manager, the Investment Manager shall have, subject to any guidelines issued by the Joint Administrative Committee, exclusive power and authority for the investment and reinvestment of the portion of the Trust Fund designated by the Joint Administrative Committee and shall have the power to direct the acquisition and disposition of any and all assets and investment of the Trust Fund. The Trustee shall be relieved from any liability for the making, retention, or sale of any investment by or at the direction of an Investment Manager appointed in the manner herein set forth or by or at the direction of the Employer. So long as the Joint Administrative Committee and the Trustee consist of the same individuals, nothing herein shall be construed to relieve the Joint Administrative Committee of its obligation to review the performance of the Investment Manager from time to time.

14.08     Records and Reports.

          (a) The Trustee shall keep accurate and detailed accounts of all investments, receipts and disbursements, and other transactions hereunder. Within ninety (90) days following the close of each fiscal year, the Trustee shall file a written report with the Employer or the Joint Administrative Committee setting forth all investments, receipts and disbursements, and other transactions effected by the Trustee during such fiscal year. Upon the expiration of ninety (90) days from the date





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                   of filing such annual or other account, the Trustee shall be forever released and discharged from any liability or accountability to the Employer as respects the propriety of its acts or transactions shown in such accounts (other than liability for acts of fraud or willful misconduct), except with respect to any such acts or transactions as to which the Employer shall within such ninety (90) day period file with the Trustee a written statement claiming a breach of the Trustee's fiduciary duties or failure to fulfill the Trustee's obligations under the Plan. The Trustee shall never be required to file any inventory or appraisals, or any annual or other returns to any court or to post bond.

          (b) The Trustee shall be entitled to have a judicial settlement of any account for which it is responsible. In any such proceeding or for any judicial instructions required in connection with the Fund, the only necessary parties thereto in addition to the Trustee will be the Employer and the Joint Administrative Committee. However, the Trustee may bring in other persons as a party or party defendant.

          (c) Any party entitled to written notice or accounting may waive such notice or accounting required under this Section. So long as the Trustee is also the Joint Administrative Committee, the Employer and the Joint Administrative Committee shall be deemed to waive the notice and accounting requirements unless the Employer or Joint Administrative Committee notifies the Trustee, within the required notice period, that it intends to enforce the writing and accounting requirement.

14.09     Notification to Trustee.

          (a) Any action by the Employer pursuant to any of the provisions of the Plan or of this Article 15 shall be authorized or evidenced by a resolution of the Board or by an officer of the Employer authorized by resolution of the Board to take actions in connection with this Plan. The Trustee and every other person shall be entitled to rely conclusively upon any and all such notices, directions, orders, requests, certifications and instructions received from the Joint Administrative Committee or from the Employer and reasonably believed to be properly executed, and shall act and be fully protected in acting in accordance therewith.

          (b) The Trustee from time to time may request and be entitled to certified copies of resolutions of the Employer and of the Union, evidencing the appointment and termination of office of any members of the Joint Administrative Committee and of successors to such members together with specimens of their signatures, and the Trustee shall be entitled to rely conclusively upon such resolutions and signatures as evidence of





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

                   the identity of the members of the Joint Administrative Committee and shall not be charged with notice of any change with respect thereto until the Employer or the Union shall have furnished the Trustee with certified copies of resolutions relative to such change.

14.10     Expenses.

          (a) In General. All expenses of the Employer, the Joint Administrative Committee, and the Trust shall be paid from the Trust to the extent they constitute reasonable expenses of administering the Plan; provided that, the obligation of the Trust to pay such expenses shall cease to exist to the extent such expenses are paid by the Employer. This provision shall be deemed a part of any contract to provide for expenses of plan administration, whether or not the signatory to such contract is, as a matter of convenience, the Employer.

          (b) Trust Expenses. The Trustee shall compute all expenses of the Trust. The Trustee is authorized to pay expenses shown on the statement from the Trust Fund to the extent permitted by law.

          (c) Other Expenses. The Trustee shall pay out of the Trust Fund such other expenses of administering the Plan, including but not limited to, accounting, actuarial and legal expenses, as the Joint Administrative Committee may direct and as are permissible under the provisions of ERISA.

          (d) Charge to Participant Accounts. To the extent expenses of the Trustee relating to the acquisition and disposition of investments of the Trust are paid out of the Trust Fund, such expenses shall be a charge against and paid from the Participant's Account for which such acquisition or disposition relates. All other expenses which are not directly attributable to a Participant's Account shall be charged against the Accounts of Participants in the manner provided by the Plan.

14.11     Trustee's Tenure and Succession.

          (a) Within ninety (90) days after removal or resignation of a Trustee (in the same manner as described in Section 2.30), the removed or resigning Trustee shall file with the Employer or the Joint Administrative Committee a written account setting forth all investments, receipts and disbursements, and other transactions in which such Trustee has participated since the end of the latest fiscal year in which such an accounting was filed with the Employer or Joint Administrative Committee and containing an exact description of all securities purchased and sold, the cost or net proceeds of sale, and showing the





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                   securities and investments held at the date of such removal or resignation and the cost of each item thereof as carried on the books of the Trustee.

          (b) Any party entitled to written notice or accounting may waive the written notice and accounting required under this Section. So long as the removed or resigning Trustee is also a member of the Joint Administrative Committee, then at the time of such Trustee's removal or resignation, the Employer and the Joint Administrative Committee shall be deemed to waive the notice and accounting requirements unless the Employer or Joint Administrative Committee notifies the removed or resigning Trustee, within the required notice period, that it intends to enforce the notice and accounting requirements.

14.12 Successor Trustee. Upon the removal or resignation of a Trustee acting under this Plan, a successor Trustee may be appointed as provided herein. The Trustee who has resigned or has been removed shall do anything required so that the successor Trustee shall be able to carry out the rights, duties and obligations of the Trustee set forth herein. A successor Trustee shall not be responsible for any act or omission of a predecessor Trustee, and shall not be required to make any claim or demand against a predecessor Trustee unless the Joint Administrative Committee shall in writing request the successor Trustee to participate in a claim against a predecessor Trustee. A successor Trustee shall have and may exercise all the rights, powers and duties given to an original Trustee named herein, as such rights, powers and duties may be amended from time to time. Such rights, powers and duties attach to the office of Trustee and are not personal to any specific Trustee which may be serving as Trustee under this Plan at any given time.

14.13 Bond and Security. The Trustee shall not be required to give any bond or any other security for the faithful performance of the Trustee's duties under this Plan, except such as may be required by any law which prohibits the waiver thereof.

14.14 Commingling. If the Joint Administrative Committee consents or directs, the Fund may be commingled with the trust assets of any Affiliate which adopts this Plan. No individual Employer shall at any time own any specific assets in such commingled Fund, its interest being an undivided interest of its pro rata portion of the entire Fund.

14.15 Meetings. Each Trustee shall have one vote on all matters, and concurrence of a majority of the Trustees present and voting shall be required for any action taken at a meeting; provided, however, that no action may be taken at a meeting on any matter unless there is a quorum of two (2) Trustees appointed by the Union ("Union Trustee") and two (2) Trustees appointed by the Company ("Company Trustee") present at the meeting; and, provided further, that when the number of





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          members of Trustees present is not equal as between Company and
          Union, there shall be a like number of votes cast by both Union and Company Trustees

          Where the failure of the Company or Union to appoint a successor Trustee results in a situation in which the number of Trustees then in office constitutes less than a quorum, the remaining Trustees may act on the basis of equal representation by Company and Union Trustees.




                                    - 61 -


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

                                   ARTICLE 15

                                 MISCELLANEOUS

15.01 Headings. The headings and sub-headings in this Plan have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

15.02 Action by Employer; Union. Any action by an Employer or the Union under this Plan shall be by resolution of its board, or by any person or persons duly authorized by resolution of said board to take such action.

15.03 Spendthrift Clause. Except as otherwise required by a "qualified domestic relations order" as defined in Code Section 414(p), none of the benefits, payments, proceeds or distributions under this Plan shall be subject to the claim of any creditor of any Participant or Beneficiary, or to any legal process by any creditor of such Participant or Beneficiary, and none of them shall have any right to alienate, commute, anticipate or assign any of the benefits, payments, proceeds or distributions under this Plan except for the extent expressly provided herein to the contrary. If any Participant shall attempt to dispose of the benefits provided for him hereunder, or to dispose of the right to receive such benefits, or in the event there should be an effort to see such benefits or the right to receive such benefits by attachment, execution or other legal or equitable process, such right to benefits shall pass and be transferred, at the discretion of the Plan Administrator, to such one or more as may be appointed by the Plan Administrator from among the Beneficiaries, if any theretofore designated by the Participant, or from the Spouse, children or other dependents of the Participant, in such shares as the Joint Administrative Committee may appoint. Any appointment so made by the Joint Administrative Committee may be revoked by it at any time and further appointment made by it which may include the Participant.

15.04     Distributions Upon Special Occurrences.

          (a) Pre-Tax Contributions and any income attributable thereto, shall be distributed to Participants or their Beneficiaries as soon as administratively feasible after the termination of the Plan, provided that neither the Employer nor its Affiliates maintain a successor plan.

          (b) Pre-Tax Contributions and any income attributable thereto shall be distributed to Participants as soon as administratively feasible after the sale, to an entity that is not an Affiliate, of substantially all of the assets used by the Employer in the trade or business in which the Participant is employed.

          (c) After the sale of an incorporated Affiliate's interest in a subsidiary to an entity that is not an Affiliate, Pre-Tax Contributions and any income attributable thereto of a Participant who continues to work for such subsidiary shall be distributed as soon as administratively feasible.

          (d) The provisions of this Section 15.04 including the definitions of terms such as "successor plan" and "substantially all of the assets" shall be governed by Treasury Regulation section 1.401(k)- 1(d)(1)(iii) or any successor Treasury Regulation thereto.

15.05 Discrimination. The Employer, the Joint Administrative Committee, the Trustee and all other persons involved in the administration and operation of the Plan shall administer and operate the Plan in a uniform and consistent manner with respect to all Participants similarly situated and shall not permit discrimination in favor of Highly Compensated Employees.

15.06 Release. Any payment to a Participant or Beneficiary, or to their legal representatives, in accordance with the provisions of this Plan, shall to the extent thereof be in full satisfaction of all claims hereunder against the Trustee, Plan Administrator, Joint Administrative Committee and the Employer, any of whom may require such Participant, Beneficiary, or legal representative, as a condition precedent to such payment, to execute a receipt and release therefor in such form as shall be determined by the Trustee, the Joint Administrative Committee or the Employer, as the case may be.

15.07 Compliance with Applicable Laws. The Plan Administrator shall interpret and administer the Plan in such manner that the Plan shall remain in compliance with the Code, with the Act, and all other applicable laws, regulations, and rulings.

15.08 Agents for Service of Process. The agents for service of process of this Plan shall be the Plan Administrator.

15.09 Merger. In the event of any merger or consolidation of the Plan with any other Plan, or the transfer of assets or liabilities by the Plan to another Plan, each Participant must receive (assuming that the Plan would terminate) the benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit such Participant would have been entitled to receive immediately before the merger, consolidation, or transfer (assuming that the Plan had then terminated), provided such merger, consolidation, or transfer took place after the date of enactment of the Act.

15.10 Governing Law. The Plan shall be governed by the laws of the State of Tennessee to the extent that such laws are not preempted by federal law.





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                                     190

15.11 Protected Benefits. Early retirement benefits, retirement-type subsidies, or optional forms of benefits protected under Code Section 411(d)(6) ("Protected Benefits") shall not be reduced or eliminated with respect to benefits accrued under such Protected Benefits unless such reduction or elimination is permitted under the Code authority issued by the Internal Revenue Service, or judicial authority.

15.12 Location of Participant or Beneficiary Unknown. In the event that all or any portion of the distribution payable to a Participant or his Beneficiary shall remain unpaid solely by reason of the Joint Administrative Committee's inability to ascertain the whereabouts of such Participant or Beneficiary, the amount unpaid shall be forfeited. However, such forfeiture shall not occur until five (5) years after the amount first became payable. The Joint Administrative Committee shall make a diligent effort to locate the Participant or Beneficiary including the mailing of a registered letter, return receipt requested, to the last known address of such Participant or Beneficiary. In the event a Participant or Beneficiary is located subsequent to his benefit being forfeited, such benefit shall be restored and distributed.

          IN WITNESS WHEREOF, the Company and the Union have caused this Plan to be duly executed and its seal to be hereunto affixed on the date indicated below, but effective as of January 1, 1996.

                           PLASTI-LINE, INC.


                           By: /s/ Kathryn Coleman Wood
                              --------------------------------------
                           Title: VP - Human Resources
                                 -----------------------------------
                           Date:  2/13/96
                                ------------------------------------


                           TRUSTEES:


                           UNION TRUSTEES:


                           By: /s/ Richard Burkhart
                              --------------------------------------
                           Date: 2/13/96
                                ------------------------------------
                           By: /s/ Robert L. Minton
                              --------------------------------------
                           Date: 2/13/96
                                ------------------------------------
                           By:  /s/ C.D. Penland
                              --------------------------------------
                           Date: 2/13/96
                                ------------------------------------


                           COMPANY TRUSTEES:


                           By: /s/ Kathryn Coleman Wood
                              --------------------------------------
                           Date: 2/13/96
                                ------------------------------------
                           By: /s/ Mark J. Deuschle
                              --------------------------------------
                           Date: 2/13/96
                                ------------------------------------

                                   APPENDIX A

                             EMPLOYER CONTRIBUTIONS

1996 EMPLOYER CONTRIBUTION - $.10 per Hour of Employment, up to a maximum of 2,080 Hours of Employment under the Current Contract between the Company and the Union as negotiated on 2/3/95.




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